As filed with the Securities and Exchange Commission on October 1, 2009

File No. 033-65137

File No. 811-07455

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under

the SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 34	☒

and/or

REGISTRATION STATEMENT

Under the INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 35	☒
(Check appropriate box or boxes)

Virtus Opportunities Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Counsel

Virtus Investment Partners, Inc.

100 Pearl St.

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Robert N. Hickey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on or at such later date as the Commission shall order pursuant to paragraph (a)(2)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment consists of the following:

1.	Facing Sheet of the Registration Statement

2.	Supplement dated October 1, 2009 to the Fixed Income Funds Prospectus dated January 31, 2009, which contains disclosure required to add Class I Shares to Virtus Multi-Sector Fixed Income Fund

3.	Supplement dated October 1, 2009 to the Alternative Funds Prospectus dated January 31, 2009, which contains disclosure required to add Class I Shares to Virtus Alternatives Diversifier Fund and Virtus Market Neutral Fund

4.	Prospectus dated October 1, 2009 for Virtus AlphaSector Allocation Fund (formerly Virtus Wealth Guardian Fund) and Virtus AlphaSector Rotation Fund (formerly Virtus Wealth Builder Fund)

5.	Statement of Additional Information dated October 1, 2009

6.	Part C

7.	Signature Page

This Post-Effective Amendment is being filed for the sole purpose of registering Class I Shares for each of the funds named above by inserting disclosure necessary and appropriate to add Class I Shares of these funds.

But for the supplemental disclosure filed herewith, the Virtus Fixed Income Funds Prospectus included in Part A of Registrant’s Post-Effective Amendment No. 32 to its registration statement filed on January 28, 2009 and the Virtus Alternative Funds Prospectus and the Virtus International Funds Prospectus included in Part A of Registrant’s Post-Effective Amendment No. 33 to its registration statement filed on March 2, 2009, are incorporated by reference herein and this Post-Effective Amendment No. 34 is being filed for the sole purpose of registering Class I Shares of Virtus AlphaSector Allocation Fund, Virtus Alpha-Sector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Market Neutral Fund and Virtus Multi-Sector Fixed Income Fund.

Virtus Multi-Sector Fixed Income Fund,

a series of Virtus Opportunities Trust

Supplement dated October 1, 2009 to the

Fixed Income Funds Prospectus dated January 31, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS

As of October 1, 2009, Virtus Multi-Sector Fixed Income Fund began offering Class I Shares, in addition to the Class A Shares, Class B Shares and Class C Shares already offered. Accordingly, the fund’s prospectus is hereby amended to add the following disclosure.

Below the footnotes in the section “Performance Tables” on page 30 of the prospectus, add the following paragraph:

Class I Shares have not had a full calendar year of investment operations. Therefore, performance information for Class I Shares is not included.

In the section “Fund Fees and Expenses” on page 31 of the prospectus, add Class I Shares by replacing both the “Shareholder Fees” table and the “Annual Fund Operating Expenses” table, and the footnotes following the tables, with the following:

	Class A Shares		Class B Shares		Class C Shares		Class I Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	(a)	5.00%	(b)	1.00%	(c)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None		None		None		None
Redemption Fee	None		None		None		None
Exchange Fee	None		None		None		None

	Class A Shares		Class B Shares		Class C Shares		Class I Shares

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.55%		0.55%		0.55%		0.55%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%		1.00%		1.00%		None
Other Expenses	0.35%		0.35%		0.35%		0.35%

Total Annual Fund Operating Expenses	1.15%		1.90%		1.90%		0.90%	(e)

(a)	A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(e)	Class I Shares have been in existence only since the date of this supplement; therefore expense information for Class I Shares is estimated.

In the section “Example” on page 31 of the prospectus, add Class I Shares by replacing the chart of costs assuming redemption of shares with the following:

Class	1 year	3 years	5 years	10 years
Class A	$587	$823	$1,078	$1,806
Class B	$593	$797	$1,026	$2,025
Class C	$293	$597	$1,026	$2,222
Class I	$92	$287	$498	$1,108

In the section “Sales Charges,” beginning on page 51, replace the heading “Class I Shares (Bond Fund, CA Tax-Exempt Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund only)” with the following:

Class I Shares (Bond Fund, CA Tax-Exempt Bond Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund only).

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020/MSFI Class I (10/09)

Virtus Alternatives Diversifier Fund

and Virtus Market Neutral Fund,

each a series of Virtus Opportunities Trust

Supplement dated October 1, 2009 to the

Alternative Funds Prospectus dated January 31, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS

As of October 1, 2009, Virtus Alternatives Diversifier Fund and Virtus Market Neutral Fund began offering Class I Shares, in addition to the Class A Shares, Class B Shares (Virtus Market Neutral Fund only) and Class C Shares already offered. Accordingly, the funds’ prospectus is hereby amended to add the following disclosure.

Alternatives Diversifier Fund

Below the footnotes in the section “Performance Tables” on page 6 of the prospectus, add the following paragraph:

Class I Shares have not had a full calendar year of investment operations. Therefore, performance information for Class I Shares is not included.

In the section “Fund Fees and Expenses” on page 7 of the prospectus, add Class I Shares by replacing both the “Shareholder Fees” table and the “Annual Fund Operating Expenses” table, and the footnotes following the tables, with the following:

	Class A Shares		Class C Shares		Class I Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	(a)	1.00%	(b	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

	Class A Shares		Class C Shares		Class I Shares

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.10%		0.10%		0.10%
Distribution and Shareholder Servicing (12b-1) Fees (c)	0.25%		1.00%		None
Other Expenses	0.40%	(d)	0.40%	(d)	0.40%	(e)
Acquired Fund Fees and Expenses (f) (Underlying Mutual Funds)	1.60%		1.60%		1.60%

Total Annual Fund Operating Expenses(g)(h)	2.35%		3.10%		2.10%

(a)	A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(d)	Restated to reflect expenses based on current fund assets.

(e)	Class I Shares have been in existence only since the date of this supplement; therefore expense information for Class I Shares is estimated.

(f)	Because the fund invests in other mutual funds, it is a shareholder of those underlying mutual funds and indirectly bears its proportionate share of the operating expenses, including management fees of the underlying mutual funds. These expenses are deducted from the underlying mutual funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the fund and its shareholders that are also described in the tables above. All of the above expenses show expense ratios for the fund’s last fiscal year, restated based on current fund assets, and for each acquired (underlying) fund’s most recent fiscal period publicly reported. These estimates may vary considerably based on future asset levels of the fund, the amount of fund assets invested in acquired (underlying) funds at any point in time, and the fluctuation of the expense ratios of the acquired (underlying) funds.

(g)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(h)	The fund’s investment adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed 0.20% for Class A Shares, Class C Shares and Class I Shares. The adviser may discontinue this voluntary expense cap at any time. Actual Total Fund Operating Expenses, after expense reimbursement, were 0.45% for Class A Shares, 1.20% for Class C Shares and 0.20% for Class I Shares (estimated). In addition to the Annual Fund Operating Expenses that the fund bears directly, the fund’s shareholders indirectly bear expenses of the underlying mutual funds in which the fund invests. The fund’s indirect expenses from investing in the underlying mutual funds, based on the total annual fund operating expenses, after expense reimbursement and excluding dividends on short sales and prime brokerage interest expense, were 1.09% for Class A Shares, Class C Shares and Class I Shares. The fund’s indirect expenses from investing in the underlying mutual funds, based on the total annual fund operating expenses, after including dividends on short sales and prime brokerage interest expense, were 1.60% for Class A Shares, Class C Shares and Class I Shares. Upon combining the net operating expenses of the fund with the weighted average of the total operating expenses of the underlying mutual funds, after expense reimbursement and excluding dividends on short sales and prime brokerage interest expense, the total annualized expense ratio was 1.54% for Class A Shares, 2.29% for Class C Shares and 1.29% for Class I Shares (estimated). With dividends on short sales and prime brokerage interest expense included, the total annualized expense ratio was 2.05% for Class A Shares, 2.80% for Class C Shares and 1.80% for Class I Shares (estimated). The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

In the section “Example” on page 31 of the prospectus, add Class I Shares by replacing the chart of costs assuming redemption of shares with the following:

Class	1 year	3 years	5 years	10 years
Class A	$799	$1,266	$1,758	$3,107
Class C	$413	$957	$1,625	$3,411
Class I	$213	$658	$1,129	$2,431

In the section “Example” on page 31 of the prospectus, the second chart of costs which assumes no redemption of shares is updated by replacing it with the following:

Class	1 year	3 years	5 years	10 years
Class C	$313	$957	$1,625	$3,411

Market Neutral Fund

Below the footnotes in the section “Performance Tables” on page 34 of the prospectus, add the following paragraph:

Class I Shares have not had a full calendar year of investment operations. Therefore, performance information for Class I Shares is not included.

In the section “Fund Fees and Expenses” on page 35 of the prospectus, add Class I Shares by replacing both the “Shareholder Fees” table and the “Annual Fund Operating Expenses” table with the following:

	Class A Shares		Class B Shares		Class C Shares		Class I Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value of redeemed or the amount invested)	None	(a)	5.00%	(b)	1.25%	(c)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None		None		None		None
Redemption Fee	None		None		None		None
Exchange Fee	None		None		None		None

	Class A Shares		Class B Shares		Class C Shares		Class I Shares

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees(d)	1.50%		1.50%		1.50%		1.50%
Distribution and Shareholder Servicing (12b-1) Fees(e)	0.25%		1.00%		1.00%		None
Other Expenses:
Dividends on Short Sales and Prime Brokerage	2.23%		2.23%		2.23%		2.23%
Interest Expense
Remainder of Other Expenses(f)	0.36%		0.36%		0.36%		0.36%

Total Other Expenses	2.59%		2.59%		2.59%		2.59%	(g)

Total Annual Fund Operating Expenses(h)	4.34%		5.09%		5.09%		4.09%

(a)	A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d)	The fund’s investment adviser has voluntarily agreed to waive 0.15% of its investment management fee. The adviser may discontinue this fee waiver at any time. The adviser will not seek to recapture any fees waived under this arrangement.

(e)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(f)	Restated to reflect expenses based on current fund assets.

(g)	Class I Shares have been in existence only since the date of this prospectus; therefore expense information for Class I Shares is estimated.

(h)	The fund’s investment adviser has voluntarily agreed to limit total operating expenses (excluding dividends on short sales and prime brokerage interest expense, interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.77% for Class A Shares, 2.52% for Class B shares, 2.52% for Class C Shares and 1.52% for Class I shares. The adviser may discontinue this voluntary expense cap at any time. Actual Total Annual Fund Operating Expenses, after fee waiver and expense reimbursement, were 4.00% for Class A Shares, 4.75% for Class B Shares, 4.75% for Class C Shares and 3.75% for Class I Shares (estimated). The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

In the section “Example” on page 35 of the prospectus, add Class I Shares by replacing the chart of costs assuming redemption of shares with the following:

Class	1 year	3 years	5 years	10 years
Class A	$985	$1,814	$2,654	$4,803
Class B	$909	$1,725	$2,539	$4,918
Class C	$609	$1,525	$2,539	$5,067
Class I	$411	$1,244	$2,092	$4,281

In the section “Example” on page 35 of the prospectus, the second chart of costs which assumes no redemption of shares is updated by replacing it with the following:

Class	1 year	3 years	5 years	10 years
Class B	$509	$1,525	$2,539	$4,918
Class C	$509	$1,525	$2,539	$5,067

Both Funds

In the section “Sales Charges,” beginning on page 48, replace the heading “Class I Shares (Global Infrastructure Fund, Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund only)” with “Class I Shares.”

Investors should retain this supplement with the Prospectus for future reference.

VOT 8021/ADF&MNF Class I (10/09)

Prospectus

VIRTUS ALPHASECTORSM FUNDS

Virtus AlphaSectorSM Allocation Fund

Virtus AlphaSectorSM Rotation Fund

TRUST NAME: VIRTUS OPPORTUNITIES TRUST	October 1, 2009	Wouldn’t you rather have this document e-mailed to you? Eligible shareholders can sign up for E-Delivery at Virtus.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.

Active Index Solutions, LLC is the source and owner of the trademarks, service marks and copyrights related to the AlphaSectorSM Index, including the AlphaSector name. Use of these marks by certain Virtus Mutual Funds has been licensed by and through F-Squared Investments, Inc.

Virtus AlphaSectorSM Allocation Fund

Investment Risk and Return Summary

Investment Objective

The Virtus AlphaSectorSM Allocation Fund (the “AlphaSector Allocation Fund”) has an investment objective of long-term capital appreciation and current income. There is no guarantee that the fund will meet its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal conditions, the fund allocates its assets in a mix of underlying ETFs and an affiliated fixed income mutual fund, with a target allocation of approximately 75% of assets in underlying ETFs that seek to track the AlphaSectorSM Rotation Index (“ASRX” or “Index”), a public index published by NASDAQ, and approximately 25% of assets in the Virtus Bond Fund.

è

ASRX is an active Index that may invest in the nine Select Sector SPDR® exchange traded funds (ETFs), representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries. Compilation of the Index is based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The model allocates to the nine sectors using a binary model, with sectors either included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included in the Index are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder of the Index is allocated to an ETF that represents short-term U.S. Treasuries, up to 100%.

è	In times of extreme market weakness, both the Index and the fund have the ability to move partially or fully to short-term U.S. Treasuries.

è

The subadviser provides the adviser with a model portfolio monthly based on the Index. The adviser is responsible for final portfolio allocation decisions and for placing all transactions. The adviser monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the ASRX-based ETFs and the Virtus Bond Fund, while taking into account any other factors the adviser may deem relevant, such as cash flow and/or timing considerations.

è	The subadviser to the Virtus Bond Fund is responsible for deciding which securities to purchase and sell for that fund.

è	The fund may also invest in stocks and high-quality, short-term securities.

Principal Risks of an Investment

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying ETFs and/or affiliated mutual fund invest can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among ETFs and mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying ETFs and affiliated mutual fund.

Virtus AlphaSectorSM Allocation Fund	1

Underlying ETF and Mutual Fund Risk

Achieving the fund’s objective will depend on the performance of the underlying ETFs and affiliated mutual fund, which depends on the particular securities in which the underlying ETFs and affiliated mutual fund invest. Indirectly, the fund is subject to all risks associated with the underlying ETFs and affiliated mutual fund. Since the fund’s performance depends on that of each underlying ETF and the affiliated mutual fund, it may be subject to increased volatility. Additionally, assets invested in ETFs and the underlying mutual fund incur a layering of expenses, including operating costs, advisory fees and administrative fees that shareholders in the fund indirectly bear.

Credit Risk

Credit risk refers to the issuer’s ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or issuers (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product). Larger companies tend to be less volatile than companies with smaller market capitalizations. Smaller market capitalization stocks are also subject to varying trading volume and may, at times, be difficult to sell.

Interest Rate Risk

Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. A fund that holds securities with longer maturities or durations may experience greater price fluctuations in response to changes in interest rates than a fund that holds only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

Short-Term Investments Risk

Short-term instruments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and instruments that are not U.S. Government securities. Short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers’ acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the investing fund.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, and backed by the full faith and credit of the United States, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

Please refer to the Statement of Additional Information of the fund, and the prospectus and Statement of Additional Information of the underlying affiliated mutual fund, for more detailed information about the principal investment strategies and associated risks of the fund and of the underlying affiliated mutual fund.

2	Virtus AlphaSectorSM Allocation Fund

Performance Information

The Virtus AlphaSector Allocation Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Wealth Guardian PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund therefore has adopted the past performance of the Predecessor Fund as its own. The performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus AlphaSector Allocation Fund’s commencement date.

The bar chart and the table below provide some indication of the risks of investing in the Virtus AlphaSector Allocation Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target asset allocation of the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for Class A Shares for a quarter was 5.79% (quarter ending December 31, 2004) and the lowest return for a quarter was -13.35% (quarter ending December 31, 2008). Year-to-date performance (through June 30, 2009) is 5.81%.

Average Annual Total Returns (for the periods ended 12/31/08)(2)	1 Year	5 Years	Since Inception(3)
Class A
Return Before Taxes	-30.75%	-1.66%	-0.12%
Return After Taxes on Distributions(4)	-31.36%	-2.79%	-1.23%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	-19.81%	-1.73%	-0.44%
Class C
Return Before Taxes	-27.19%	-1.25%	0.21%
S&P 500® Index(6)	-37.00%	-2.19%	0.43%
Barclays Capital U.S. Aggregate Bond Index(7)	5.24%	4.65%	4.98%
Composite: 60% S&P 500®/40% Barclays Capital U.S. Aggregate Bond Index(8)	-22.06%	0.71%	2.45%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since August 1, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) A composite index consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class I Shares have been in existence only since October 1, 2009; therefore performance information is not included since Class I Shares have not had a full calendar year of operations.

Virtus AlphaSectorSM Allocation Fund	3

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class C Shares	Class I Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees(c)	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	None
Other Expenses	0.44%(c)	0.44%(c)	0.44%(e)
Acquired Fund Fees and Expenses(f) (Underlying ETFs and Mutual Funds)	0.38%	0.38%	0.38%

Total Annual Fund Operating Expenses(g)(h)	1.52%	2.27%	1.27%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Restated to reflect current fees and expenses.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(e) Estimated at this time.

(f) Because the fund invests in ETFs and another mutual fund, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses, including management fees of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the fund and its shareholders that are also described in the fee tables above. The above expenses have been restated to reflect the fund’s current fees and, for each acquired (underlying) fund, reflects the expense ratio for the most recent fiscal period publicly reported. These estimates may vary considerably based on future asset levels of the fund, the availability of acquired (underlying) funds, the amount of fund assets invested in acquired (underlying) funds at any point in time, and the fluctuation of the expense ratios of the acquired (underlying) funds.

(g) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(h) The fund’s investment adviser has voluntarily agreed to waive a portion of its management fee associated with the fund’s fixed income portfolio, which will reduce Total Fund Operating Expenses by 0.09%. Total Annual Fund Operating Expenses, after this fee waiver, are expected to be 1.43% for Class A Shares, 2.18% for Class C Shares and 1.18% for Class I Shares.

4	Virtus AlphaSectorSM Allocation Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying ETFs and mutual fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$721	$1,028	$1,356	$2,283
Class C	$330	$709	$1,215	$2,605
Class I	$129	$403	$697	$1,534

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$230	$709	$1,215	$2,605

Virtus AlphaSectorSM Allocation Fund	5

Virtus AlphaSector™ Rotation Fund

Investment Risk and Return Summary

Investment Objective

The Virtus AlphaSector Rotation Fund (the “AlphaSector Rotation Fund”) has an investment objective of seeking long-term capital appreciation. There is no guarantee that the fund will meet its objective.

Principal Investment Strategies of the AlphaSector Rotation Fund

è

The fund seeks to track the AlphaSectorSM Rotation Index (“ASRX” or “Index”), a public index published by NASDAQ. ASRX is an active index that may invest in the nine Select Sector SPDR® exchange traded funds (ETFs), representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries. Compilation of the Index is based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The model allocates to the nine sectors using a binary model, with sectors either included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included in the Index are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder of the Index is allocated to an ETF that represents short-term U.S. Treasuries, up to 100%.

è	In times of extreme market weakness, both the Index and the fund have the ability to move partially or fully to short-term U.S. Treasuries.

è

The subadviser provides the adviser with a model portfolio monthly based on the Index. The adviser is responsible for final portfolio allocation decisions and for placing all transactions. The adviser monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the ASRX-based ETFs, while taking into account any other factors the adviser may deem relevant, such as cash flow and/or timing considerations.

è	The fund may also invest in stocks and high-quality, short-term securities.

Principal Risks of an Investment

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying ETFs invest can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

Underlying ETF Risk

Indirectly, the fund is subject to all risks associated with the underlying ETFs. Since the fund’s performance depends on that of each underlying ETF, it may be subject to increased volatility. Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Additionally, assets invested in ETFs incur a layering of expenses, including operating costs, advisory fees and administrative fees that shareholders in the fund indirectly bear.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or issuers (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product). Larger companies tend to be less volatile than companies with smaller market capitalizations. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

6	Virtus AlphaSector™ Rotation Fund

Short-Term Investments Risk

Short-term instruments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and instruments that are not U.S. Government securities. Short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers’ acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the investing fund.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, and backed by the full faith and credit of the United States, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

Please refer to the Statement of Additional Information for more detailed information about the principal investment strategies and associated risks of the fund.

Virtus AlphaSector™ Rotation Fund	7

Performance Information

The Virtus AlphaSector Rotation Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Wealth Builder PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund therefore has adopted the past performance of the Predecessor Fund as its own. The performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus AlphaSector Rotation Fund’s commencement date.

The bar chart and the table below provide some indication of the risks of investing in the Virtus AlphaSector Rotation Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target asset allocation of the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for Class A Shares for a quarter was 7.88% (quarter ending December 31, 2004) and the lowest return for a quarter was -17.03% (quarter ending December 31, 2008). Year-to-date performance (through June 30, 2009) is 4.47%.

Average Annual Total Returns (for the periods ended 12/31/08)(2)	1 Year	5 Years	Since Inception(3)
Class A
Return Before Taxes	-36.17%	-2.34%	-0.54%
Return After Taxes on Distributions (4)	-36.51%	-3.29%	-1.47%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	-23.14%	-2.05%	-0.55%
Class C
Return Before Taxes	-32.76%	-1.89%	-0.18%
S&P 500® Index(6)	-37.00%	-2.19%	0.43%
Barclays Capital U.S. Aggregate Bond Index(7)	5.24%	4.65%	4.98%
Composite: 80% S&P 500®/20% Barclays Capital U.S. Aggregate Bond Index(8)	-29.83%	-0.71%	1.47%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since August 1, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) A composite index consisting of 80% S&P 500® Index and 20% Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class I Shares have been in existence only since October 1, 2009; therefore performance information is not included since Class I Shares have not had a full calendar year of operations.

8	Virtus AlphaSector™ Rotation Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

	Class A Shares	Class C Shares	Class I Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees(c)	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	None
Other Expenses	0.48%(c)	0.48%(c)	0.48%(e)
Acquired Fund Fees and Expenses(f) (Underlying ETFs)	0.21%	0.21%	0.21%

Total Annual Fund Operating Expenses(g)	1.39%	2.14%	1.14%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Restated to reflect current fees and expenses.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(e) Estimated at this time.

(f) Because the fund invests in ETFs, it is a shareholder of those underlying ETFs and indirectly bears its proportionate share of the operating expenses, including management fees of the underlying ETFs. These expenses are deducted from the underlying ETFs before their share prices are calculated and are in addition to the direct fees and expenses borne by the fund and its shareholders that are also described in the fee tables above. The above expenses have been restated to reflect the fund’s current fees and, for each acquired (underlying) ETF, reflects the expense ratio for the most recent fiscal period publicly reported. These estimates may vary considerably based on future asset levels of the fund, the availability of acquired (underlying) ETFs, the amount of fund assets invested in acquired (underlying) ETFs at any point in time, and the fluctuation of the expense ratios of the acquired (underlying) funds.

(g) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Virtus AlphaSector™ Rotation Fund	9

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying ETFs. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$708	$990	$1,292	$2,148
Class C	$317	$670	$1,149	$2,472
Class I	$116	$362	$628	$1,386

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$217	$670	$1,149	$2,472

10	Virtus AlphaSector™ Rotation Fund

Management of the Funds

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the funds and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of June 30, 2009, VIA had approximately $11.5 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Subject to the direction of the funds’ Board of Trustees, VIA is responsible for managing the fund’s investment program, the general operations of the fund, including oversight of the fund’s subadviser, and for providing final allocation and trading decisions following receipt of the subadviser’s monthly investment recommendations. VIA and the subadviser manage each fund’s assets to conform with the investment policies as described in this prospectus.

Each fund pays VIA an investment management fee that is accrued daily against the value of its net assets at the annual rate of 0.45% on the first $1 billion of net assets, and 0.40% on its assets over $1 billion. For the AlphaSector Allocation Fund, VIA has voluntarily agreed to waive a portion of its management fee associated with the fund’s fixed income portfolio, which will reduce the fund’s total annual operating expenses at the annual rate of 0.09% as applied to the fund’s net assets.

The Subadviser

F-Squared Investments, Inc. (“F-Squared”) has served as the limited services subadviser to the funds since September 2009 and is located at 16 Laurel Avenue, Wellesley, Massachusetts 02481. F-Squared has been an investment adviser since 2006 and provides investment management and advisory services to institutional and separately managed accounts. As of June 30, 2009, F-Squared had approximately $90 million in assets under management.

VIA pays F-Squared a subadvisory fee which is calculated at the rate of 0.20% on the first $1 billion of the average daily net assets of each fund, and 0.175% on each fund’s assets over $1 billion.

A discussion regarding the basis of the Board of Trustees approving the advisory and subadvisory agreements is expected to be available in the funds’ 2009 annual report covering the period October 1, 2008 through September 30, 2009.

The AlphaSector Allocation Fund and VIA have received an exemptive order from the Securities and Exchange Commission that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of a existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the subadviser that normally is provided in a proxy statement.

Portfolio Management

Howard Present of F-Squared and Amy Robinson of VIA serve as the funds’ portfolio managers (since September 2009).

Howard Present. Mr. Present is co-founder, President and CEO of F-Squared. Prior to F-Squared, he was founder and President of Helicon Partners LLC (2004-2006), a boutique management firm specializing in new business development within the financial services industry. Mr. Present has approximately 20 years of investment management industry experience.

Amy Robinson. Ms. Robinson is Managing Director of VIA (since 1992) and leads VIA’s equity trading function. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. Ms. Robinson has 29 years of investment experience and is former president of the Security Traders Association of Connecticut.

Please refer to the Statement of Additional Information for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts managed and ownership of shares of the funds.

Virtus Mutual Funds	11

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Each fund’s assets consist primarily of shares of the underlying affiliated mutual fund, if any, which are valued at their net asset value and exchange-traded funds, which are valued at current market prices. To determine net asset value, each fund and the underlying affiliated mutual fund value their assets at market value. Equity securities held by the underlying affiliated mutual fund, and ETFs held directly by the funds, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the underlying affiliated mutual fund are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets held by the underlying affiliated mutual fund are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining each class’s net asset value.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share (“NAV”) of each class of each fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. Since the underlying affiliated mutual fund may hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds and the underlying affiliated mutual fund do not price their shares, the net asset value of the funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.

How are securities of the underlying mutual fund fair valued?

If market quotations are not readily available or available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser or subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available

12	Virtus Mutual Funds

information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using a fund’s fair valuation procedures, may not reflect such security’s market value.

The AlphaSector Allocation Fund purchases Class I Shares of the underlying affiliated mutual fund at net asset value.

At what price are shares purchased?

All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Each fund presently offers three classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended (the “1940 Act”), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. Because these fees are paid out of the fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and

Virtus Mutual Funds	13

make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of Virtus’ Web site at virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within one year on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have no distribution or service fees and therefore pay higher dividends than Class C Shares.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares bear distribution and service fees (0.75%) and therefore pay lower dividends than Class A Shares. Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, the subadviser and their affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter, VP Distributors, Inc. (“VP Distributors” or “Distributor”) (until February 4, 2009 named Phoenix Equity Planning Corporation).

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege.

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These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, his or her spouse and minor children purchasing shares for his, her or their own account (including an IRA account), including his, her or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge (“CDSC”) at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

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Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

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Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to Class I Shares. For information about purchasing Class I Shares, please contact the fund’s Transfer Agent at (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. The funds offer two classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Virtus Mutual Funds	17

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value next determined after the receipt of a purchase order in good order by the funds’ Transfer Agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.

Each fund reserves the right to refuse any order that may disrupt the efficient management of that fund.

How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment

18	Virtus Mutual Funds

for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation may be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Redemptions by Mail

è	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if both of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

è	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous

Virtus Mutual Funds	19

technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing Virtus’ Web site at virtus.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

20	Virtus Mutual Funds

•

On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within one year of a finder’s fee being paid on such Virtus non-money market fund shares, a 1% CDSC may be assessed on exchange proceeds. The CDSC may be waived upon return of the finder’s fee by the dealer.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the Statement of Additional Information).

•	The exchange of shares generally is treated as a sale and a purchase for federal income tax purposes.

Disruptive Trading and Market Timing

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of certain of the funds and of the underlying ETFs and affiliated mutual fund in which the funds may invest (collectively, throughout this section, the “funds”) may expose the funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Virtus Mutual Funds	21

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and certain 403(b) plans. For more information call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25 and minimum account balance requirements continue to apply. Shareholders in the program must own fund shares worth at least $5,000.

22	Virtus Mutual Funds

Disclosure of Fund Holdings. A full listing of each fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on the Virtus Mutual Funds’ Web site at virtus.com. The funds’ Form N-Q filings are available on the SEC’s Internet site at sec.gov. A fund may make its holdings information publicly available on Virtus’ Web site prior to these filings under certain circumstances. A more detailed description of the funds’ and the underlying affiliated mutual fund’s policies and procedures with respect to the disclosure of the funds’ portfolio securities is also available in the Statement of Additional Information.

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, annually.

Fund	Dividend Paid
AlphaSector Allocation Fund	Semiannually
AlphaSector Rotation Fund	Semiannually

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The use of a fund-of-funds structure may affect the amount, timing and character of distributions to shareholders.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Virtus Mutual Funds	23

Financial Highlights

For each of the funds below, the tables present performance of the respective Predecessor Fund and for the Successor Fund for the fiscal periods indicated. The information is intended to help you understand the respective fund’s financial performance since inception. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm. Their report, together with the funds’ financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Capital Gain Distributions Received from Affiliated Funds		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AlphaSector Allocation Fund
Class A
10/1/07 to 9/30/08	$12.01	$0.26	(2)	$0.19	(2)	$(2.32)	$(1.87)	$(0.26)	$(0.10)	$(0.36)
8/1/07 to 9/30/07	12.02	0.02	(2)	—		0.40	0.42	(0.05)	(0.38)	(0.43)
8/1/06 to 7/31/07	11.31	0.27	(2)	0.46	(2)	0.59	1.32	(0.43)	(0.18)	(0.61)
8/4/05 to 7/31/06	11.61	0.22	(2)	0.10	(2)	0.18	0.50	(0.23)	(0.57)	(0.80)
8/1/04 to 7/31/05	10.74	0.17		0.06		0.81	1.04	(0.17)	— (5)	(0.17)
8/1/03(6) to 7/31/04	10.00	0.17		—	(5)	0.74	0.91	(0.17)	—	(0.17)
Class C
10/1/07 to 9/30/08	$11.98	$0.18	(2)	$0.20	(2)	$(2.33)	$(1.95)	$(0.18)	$(0.10)	$(0.28)
8/1/07 to 9/30/07	12.00	0.01	(2)	—		0.40	0.41	(0.05)	(0.38)	(0.43)
8/1/06 to 7/31/07	11.30	0.18	(2)	0.46	(2)	0.58	1.22	(0.34)	(0.18)	(0.52)
8/4/05 to 7/31/06	11.60	0.12	(2)	0.10	(2)	0.19	0.41	(0.14)	(0.57)	(0.71)
8/1/04 to 7/31/05	10.72	0.09		0.06		0.81	0.96	(0.08)	— (5)	(0.08)
8/1/03(6) to 7/31/04	10.00	0.12		0.01		0.70	0.83	(0.11)	—	(0.11)
AlphaSector Rotation Fund
Class A
10/1/07 to 9/30/08	$12.81	$0.18	(2)	$0.29	(2)	$(2.92)	$(2.45)	$(0.24)	$(0.17)	$(0.41)
8/1/07 to 9/30/07	12.91	0.02	(2)	—		0.53	0.55	(0.03)	(0.62)	(0.65)
8/1/06 to 7/31/07	11.89	0.20	(2)	0.60	(2)	0.86	1.66	(0.42)	(0.22)	(0.64)
8/4/05 to 7/31/06	12.07	0.15	(2)	0.12	(2)	0.40	0.67	(0.16)	(0.69)	(0.85)
8/1/04 to 7/31/05	10.89	0.11	(2)	0.07	(2)	1.10	1.28	(0.10)	— (5)	(0.10)
8/1/03(6) to 7/31/04	10.00	0.12	(2)	0.01	(2)	0.86	0.99	(0.10)	—	(0.10)
Class C
10/1/07 to 9/30/08	$12.74	$0.09	(2)	$0.30	(2)	$(2.92)	$(2.53)	$(0.16)	$(0.17)	$(0.33)
8/1/07 to 9/30/07	12.85	—	(2)(5)	—		0.54	0.54	(0.03)	(0.62)	(0.65)
8/1/06 to 7/31/07	11.84	0.10	(2)	0.60	(2)	0.86	1.56	(0.33)	(0.22)	(0.55)
8/4/05 to 7/31/06	12.02	0.06	(2)	0.12	(2)	0.40	0.58	(0.07)	(0.69)	(0.76)
8/1/04 to 7/31/05	10.86	0.02	(2)	0.07	(2)	1.10	1.19	(0.03)	— (5)	(0.03)
8/1/03(6) to 7/31/04	10.00	0.04	(2)	0.01	(2)	0.85	0.90	(0.04)	—	(0.04)

24	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.23)	$9.78	(15.94)%		$23,358	0.22	%(7)	0.47%		2.36%		24%
(0.01)	12.01	3.48	(4)	29,742	0.27	(3)	0.48	(3)	1.15	(3)	2	(4)
0.71	12.02	11.82		29,304	0.05		0.46		2.28		41
(0.30)	11.31	4.43		24,768	0.26	(7)	0.56		1.92		67
0.87	11.61	9.74		20,696	0.52		0.65		1.56		5
0.74	10.74	9.15		10,182	0.52		1.35		1.92		1

$(2.23)	$9.75	(16.59)%		$21,937	0.97	%(7)	1.22%		1.64%		24%
(0.02)	11.98	3.40	(4)	32,320	1.01	(3)	1.23	(3)	0.39	(3)	2	(4)
0.70	12.00	10.90		32,286	0.80		1.21		1.53		41
(0.30)	11.30	3.63		33,776	1.03	(7)	1.31		1.08		67
0.88	11.60	9.03		40,252	1.27		1.40		0.80		5
0.72	10.72	8.29		28,355	1.27		1.98		1.19		1

$(2.86)	$9.95	(19.66)%		$41,396	0.21	%(7)	0.45%		1.57%		23%
(0.10)	12.81	4.23	(4)	58,663	0.26	(3)	0.49	(3)	0.72	(3)	2	(4)
1.02	12.91	14.16		56,857	0.06		0.45		1.54		43
(0.18)	11.89	5.76		51,755	0.20	(7)	0.45		1.25		74
1.18	12.07	11.76		47,934	0.40		0.45		0.93		4
0.89	10.89	9.89		29,566	0.40		0.77		1.11		0

$(2.86)	$9.88	(20.35)%		$50,007	0.96	%(7)	1.20%		0.81%		23%
(0.11)	12.74	4.17	(4)	77,181	1.01	(3)	1.24	(3)	(0.03	)(3)	2	(4)
1.01	12.85	13.29		76,049	0.80		1.20		0.79		43
(0.18)	11.84	4.99		75,168	0.96	(7)	1.19		0.48		74
1.16	12.02	11.01		84,281	1.15		1.20		0.19		4
0.86	10.86	9.03		58,012	1.15		1.47		0.34		0

Footnote	Legend
(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Represents blended net expense ratio.
(8)	The Fund of Funds will also indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

Virtus Mutual Funds	25

c/o State Street Bank and Trust Company
P.O. Box 8301 Boston, MA 02266-8301

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-7455	10 -09
8007

VIRTUS OPPORTUNITIES TRUST

Virtus AlphaSectorSM Allocation Fund

Virtus AlphaSectorSM Rotation Fund

Virtus Alternatives Diversifier Fund

Virtus Bond Fund

Virtus CA Tax-Exempt Bond Fund

Virtus Foreign Opportunities Fund

Virtus Global Infrastructure Fund

Virtus Global Opportunities Fund

Virtus Global Real Estate Securities Fund

Virtus Greater Asia ex Japan Opportunities Fund

Virtus Greater European Opportunities Fund

Virtus High Yield Fund

Virtus International Real Estate Securities Fund

Virtus Market Neutral Fund

Virtus Multi-Sector Fixed Income Fund

Virtus Multi-Sector Short Term Bond Fund

Virtus Real Estate Securities Fund

Virtus Senior Floating Rate Fund

101 Munson Street

Greenfield, MA 01301

Statement of Additional Information

October 1, 2009

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectuses for the Virtus Opportunities Trust (the “Trust”), dated January 31, 2009, March 2, 2009 and October 1, 2009, and should be read in conjunction with them. The SAI incorporates by reference certain information that appears in the Trust’s annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust’s Prospectuses, annual or semiannual reports by visiting the Virtus Mutual Funds’ Web site at virtus.com, by calling VP Distributors, Inc. (“VP Distributors” or “Distributor”) at (800) 243-4361 or by writing VP Distributors at 100 Pearl Street, Hartford, CT 06103.

Mutual Fund Services: (800) 243-1574

Adviser Consulting Group: (800) 243-4361

Telephone Orders: (800) 367-5877

Web site: virtus.com

8020B (10/09)

THE TRUST

The Trust is an open-end investment management company which was organized under Delaware law in 1995 as a statutory trust. Prior to January 27, 2006, the Trust was named “Phoenix-Seneca Funds.” Currently the Trust is named Virtus Opportunities Trust. From January 27, 2006 to October 20, 2008, the Trust was named “Phoenix Opportunities Trust.” Prior to October 1, 2008, all the funds listed below had “Phoenix” in their names instead of “Virtus,” except for the Virtus AlphaSectorSM Allocation Fund, the Virtus AlphaSectorSM Rotation Fund, the Virtus Global Real Estate Securities Fund, the Virtus Greater Asia ex Japan Opportunities Fund and the Virtus Greater European Opportunities Fund. The Trust consists of 18 separate Funds: Virtus AlphaSector Allocation Fund (formerly Virtus Wealth Guardian Fund) (“AlphaSector Allocation Fund”), Virtus AlphaSector Rotation Fund (formerly Virtus Wealth Builder Fund) (“AlphaSector Rotation Fund”), the Virtus Alternatives Diversifier Fund (“Alternatives Diversifier Fund”), the Virtus Bond Fund (“Bond Fund”), the Virtus CA Tax-Exempt Bond Fund (“CA Bond Fund”), the Virtus Foreign Opportunities Fund (“Foreign Opportunities Fund”), the Virtus Global Infrastructure Fund (“Global Infrastructure Fund”), the Virtus Global Opportunities Fund (“Global Opportunities Fund”), the Virtus Global Real Estate Securities Fund (“Global Real Estate Fund”), the Virtus Greater Asia ex Japan Opportunities Fund (“Greater Asia Fund”), the Virtus Greater European Opportunities Fund (“Greater European Fund”), the Virtus High Yield Fund (“High Yield Fund”), the Virtus International Real Estate Securities Fund (“International Real Estate Fund”), the Virtus Market Neutral Fund (“Market Neutral Fund”), the Virtus Multi-Sector Fixed Income Fund (“Multi-Sector Fixed Income Fund”), the Virtus Multi-Sector Short Term Bond Fund (“Multi-Sector Short Term Bond Fund”), the Virtus Real Estate Securities Fund (“Real Estate Fund”), and the Virtus Senior Floating Rate Fund (“Senior Floating Rate Fund”) (each a “Fund” and collectively, the “Funds”). In addition, AlphaSector Allocation Fund and AlphaSector Rotation Fund are referred to herein as the “AlphaSector Funds.” The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for the Multi-Sector Short Term Bond Fund, Real Estate Securities Fund and AlphaSector Rotation Fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objective(s) for each of the other Funds is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days notice. The following discussion supplements the disclosure in the Prospectuses.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

With respect to all of the Funds, each Fund may not:

(1)    With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Global Real Estate Fund, International Real Estate Fund and Real Estate Fund.

(2)    Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities), except: (a) the Global Infrastructure Fund will concentrate its assets in the public infrastructure industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services; and (b) the Global Real Estate Fund, International Real Estate Fund and Real Estate Fund will each concentrate its assets in the real estate industry. Additionally, this prohibition shall not apply to the purchase of investment company shares by either of the AlphaSector Funds or the Alternatives Diversifier Fund. For purposes of determining the amount of each Fund’s total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, each Fund will look through to the securities held by the underlying exchange traded funds (“ETFs”) and any affiliated mutual funds in which the Fund invests.

(3)    Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)    Issue “senior securities” in contravention of the 1940 Act. Activities permitted by Securities and Exchange Commission (“SEC”) exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

(5)    Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6)    Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)    Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)(a)    Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (Applicable to: AlphaSector Rotation Fund, Foreign Opportunities Fund, Market Neutral Fund, Multi-Sector Short Term Bond Fund, Real Estate Fund).

(8)(b)    Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (Applicable to: AlphaSector Allocation Fund, Alternatives Diversifier Fund, Bond Fund, CA Tax-Exempt Bond Fund, Global Infrastructure Fund, Global Opportunities Fund, Global Real Estate Fund, Greater Asia Fund, Greater European Fund, High Yield Fund, International Real Estate Fund, Multi-Sector Fixed Income Fund, Senior Floating Rate Fund).

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds’ assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. Each of the Funds is exempt from this limitation so long as, among other things, the Fund and the underlying mutual fund are affiliates, and the underlying mutual fund is itself not a fund of funds.

Non-Fundamental Investment Restrictions

The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following for the Foreign Opportunities Fund:

(a)    The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore (“short sales against the box”). In addition, the Fund may engage in “naked” short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund’s naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(b)    The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(c)    The Fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(d)    The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under “Illiquid Securities” in the “Investment Techniques and Risks” section below.

(e)    The Fund may not invest in companies for the purpose of exercising control of management.

INVESTMENT TECHNIQUES AND RISKS

The following pages contain more detailed information about types of instruments in which a Fund may invest, strategies the Adviser and/or Subadvisers may employ in pursuit of a Fund’s investment objective, and a summary of related risks. The Funds may not buy all of these instruments or use all of these techniques.

NOTE WITH RESPECT TO THE ALPHASECTOR FUNDS AND ALTERNATIVES DIVERSIFIER FUND: The following descriptions pertain to the underlying affiliated mutual funds in which the AlphaSector Funds and Alternatives Diversifier Fund invest. Generally, the AlphaSector Funds and Alternatives Diversifier Fund do not use these techniques directly. Each of the AlphaSector Funds and Alternatives Diversifier Fund pursues its investment objective(s) by investing its assets in a mix of underlying affiliated mutual funds and/or ETFs that employ diverse investment techniques. Each underlying affiliated mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying affiliated mutual fund’s investment objective. With respect to the AlphaSector Funds and Alternatives Diversifier Fund, the following is a description of key investment techniques, and their associated risks, of the underlying affiliated mutual funds in which the AlphaSector Funds and Alternatives Diversifier Fund currently invest. Please refer to the prospectus and statement of additional information for each ETF and underlying affiliated mutual fund for specific details.

Throughout this section, the term adviser may be used to refer to a subadviser, if any.

Borrowing, Reverse Repurchase Agreements and Mortgage Dollar Rolls

The Fund may borrow money and invest the loan proceeds in other assets. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund also may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association (“GNMA”) security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund’s entry into dollar roll transactions is subject to the Fund’s overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investment in illiquid securities.

Debt Securities

The value of a Fund’s investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

Corporate Debt Securities. A Fund’s investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the adviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Convertible Securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

Convertible Low-Rated Securities (Junk Bonds). The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund’s adviser or subadviser, as the case may be, will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” See High Yield-High Risk (Junk Bonds) Securities.

Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

Payable in Kind (“PIK”) Bonds. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Standby Commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

Step Coupon Bonds. Step coupon bonds are bonds that frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Yankee Bonds. Yankee bonds are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, to a limited extent, Yankee bonds are subject to certain sovereign risks an other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Zero Coupon Bonds. A zero coupon bond is a debt obligation that does not make any interest payments for a specified period of time prior to maturity or until maturity. The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. Even though zero coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements. The value of zero coupon bonds fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U. S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U. S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed under the heading “Foreign Securities.”

Derivative Investments

In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which a Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. A Fund may also utilize these instruments as part of its overall investment technique to gain or lessen exposure to various securities, markets or currencies. These investments include various types of interest rate transactions, options and futures, as describe below. Such investments also may consist of indexed securities, including inverse securities. The Fund may have express limitations on the percentage of its assets that may be committed to these investments. Some of these investments have no express quantitative limitations, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject a Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Credit Linked Notes. Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap (“CDS”) transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Foreign Currency Transactions. Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days

(“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

A Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Regulatory Restrictions. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As a series of a registered investment company, the Fund is eligible for exclusion from the CFTC’s definition of “commodity pool operator,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC.

Foreign currency warrants. Foreign currency warrants such as currency exchange warrants (“CEWs”) are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts—Additional Risks. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency (see “Foreign Currency Transactions” above) or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the New York Stock Exchange (“NYSE”) composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit (“ECU”). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade (“CBT”) and the International Monetary Market of the Chicago Mercantile Exchange (“CME”). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange (“LIFFE”) and the Singapore International Monetary Exchange (“SIMEX”).

The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund will limit its use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with federal regulations. The adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund’s portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options. When entering into a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As a series of a registered investment company, the Fund is eligible for exclusion from the CFTC’s definition of “commodity pool operator,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC.

The requirements of the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company (“RIC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. (See “Dividends, Distributions and Taxes.”)

Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund’s portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the adviser or subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Interest Rate Transactions. The Fund may enter into interest rate swaps, and the purchase and sale of interest rate collars, caps and floors.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Options. The Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund’s portfolio securities and in an attempt to increase total return. The Fund may purchase or sell call and put options on securities indices for a similar purpose. A hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security’s price change exceeds this amount, written put and call options will not provide an effective hedge.

Writing Call Options. Each Fund may write (sell) covered call options on securities (“calls”) when the subadviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily (“liquid assets”), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

Purchasing Call Options. The Fund may purchase a call option when the adviser believes the value of the underlying security will rise or to effect a “closing purchase transaction” as to a call option the Fund has written (sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

Writing Put Options. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

Purchasing Put Options. A Fund may purchase a put option when the subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities (“protective puts”) or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

Combined Option Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the funds seek to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the funds may be unable to close out an option position.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund’s current or anticipated investments. The Fund may invest in options based on securities which differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund’s investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund’s investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund’s options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

Liquidity of Options. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments’ current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its options could also be impaired.

Options on Securities Indices. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed “index multiplier.” Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index. Others are based on a narrower market index such as the Standard & Poor’s 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and the American Stock Exchange (AMEX”).

The Fund may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund’s portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund’s portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund’s portfolio securities.

A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

The Fund may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above.

The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund’s portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

Limitations on Options on Securities and Securities Indices. The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be “covered” by identifying the specific portfolio securities being hedged.

To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A “qualified security” is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is “in-the-money” at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is “in-the-money” times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund’s other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

Risks Relating to Options on Securities. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the investment adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The investment adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

Risks of Options on Securities Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question). Accordingly, successful use by a Fund of options on indices will be subject to the investment adviser’s ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust’s policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund’s total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall “out-of-the-money” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Special Considerations and Risks Related to Options and Futures Transactions. Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts positions written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolios.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the subadviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine, at any time, to restrict or terminate the Funds’ transactions in options. The subadviser does not believe that these trading and position limits will have any adverse effect on investment techniques for hedging the Trust’s portfolios.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund’s limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the subadviser’s ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of a hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of a hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds’ repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The Fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Emerging Market Securities

The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Additional Risk Factors. As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Eurodollar Instruments

The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Foreign Securities

The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Fund may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of each Fund’s portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

The Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

The Fund may invest in dollar-denominated instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. These instruments may be subject to levels of risk that differ from their fully domestic counterparts.

High Yield High Risk Securities (Junk Bonds)

Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s net asset value.

As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market.

Illiquid and Restricted Securities

The Fund may invest in securities for which there is no readily available market (“illiquid securities”), including certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid. The Board of Trustees of the Trust has delegated to the adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline. A security that is determined by the subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. (See “Private Placements and Rule 144A Securities” below.)

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations and assignments will be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P.

The Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the adviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will. Loan participations and assignments may be illiquid. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

Market Volatility

The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Recent instability in the financial markets has led the US Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Money Market Instruments

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers’ Acceptances. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Related and Other Asset-Backed Securities

Mortgage Pass-through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by the GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the subadviser determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set above below under “Investment Restrictions,” by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC.

Collateralized Mortgage Obligations (“CMOs”). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed “illiquid,” and may be subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund’s investment objectives and policies.

Adjustable Rate Mortgages—Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the “FHLB Eleventh District”) that are member institutions of the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Other Asset-backed Securities. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

The subadviser expects additional assets will be “securitized” in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund’s investment objectives and policies.

Interest Rate Considerations. The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security’s market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Mutual Fund Investing

The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund’s purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Investment companies in which the Fund may invest may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (Which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Participation on Creditors’ Committees

The Fund may participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placements and Rule 144A Securities

The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The “1933 Act”). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. (See “Illiquid and Restricted Securities” above.)

Ratings

If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund’s adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Real Estate Investment Trusts (REITs)

REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

•

Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

Risks of Investment in Real Estate Securities. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify as a REIT under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week’s duration are subject to each Fund’s limitation on investments in illiquid securities.

Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

In addition to the risk of the seller’s default or a decline in value of the underlying security, a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller’s trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

Securities Lending

A Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Short Sales

The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Small Companies

Investors in funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Taxable Bonds

The Fund may from time to time invest a portion of its assets on a temporary basis in “temporary investments”; the income from which, may be subject to federal and California income tax. Specifically, the Fund may invest in “private activity bonds,” the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax (“AMT Bonds”)). Such temporary investments may consist of notes of issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody’s or Fitch (taxable or tax exempt); commercial paper rated at least A-1 by Moody’s, P-1 by S&P or F-1 by Fitch; and U.S. Treasury and agency securities. The Fund may invest in California bonds with any maturity and may purchase short-term municipal notes such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.

Tax-Exempt Bonds

Tax-exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

The two principal classifications of tax-exempt bonds are “general obligation” and “revenue.” General obligations or “G.O.s” are secured by the issuer’s general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

The yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the tax-exempt bonds which they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax-exempt bonds with the same maturity and coupon with different ratings may have the same yield.

The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.

There are several federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also “moral obligations” of the issuing states; however, a few programs specifically reject the “moral obligation.” In many but not all cases, this “moral obligation” is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.

Subsequent to its purchase by the Fund, an issue of tax-exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund’s portfolio but the adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings assigned by S&P, Moody’s or Fitch for tax- exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax-exempt bonds or temporary investments in accordance with the investment policies contained herein.

The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s net asset value.

Variable and Floating Rate Securities

A Fund may invest in securities with variable and floating rates. Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as “Variable Rate Securities.” The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

Warrants or Rights to Purchase Securities

The Fund may invest in or acquire warrants or rights, valued at the lower of cost or market, to purchase equity or fixed income securities, during a specific period of time. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

When-Issued and Delayed-Delivery Transactions

Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed-delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

CA TAX-EXEMPT BOND FUND ONLY

Special California Risk Factors

The California Constitution and various state statutes that limit the taxing and spending authority of the state of California (the “State”) government entities may impair the ability of California issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain California risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in State and municipal issues. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of State and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

Certain of the California municipal securities in which the Fund may invest may be obligations of issuers that rely in whole or in part on State revenues for payment of these obligations. Property tax revenues and a portion of California’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of California’s General Fund will be distributed in the future to counties, cities and various entities is unclear.

Certain legislation enacted in the State over many years could significantly limit State agencies’, local governments’ and districts’ ability to collect sufficient funds to meet debt service on bonds and other obligations. Article XIIIA of the California

Constitution, as amended, now places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution, added by Proposition 4, imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Proposition 218, known as the “Right to Vote on Taxes Act” and approved by voters of the State on November 5, 1996, added Articles XIIIC and XIIID to the California Constitution. These Articles provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges, and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 by local government must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments, or charges imposed by the local government.

In March 2004, California voters approved two more ballot measures, collectively known as the Economic Recovery Bond Measures, Propositions 57 and 58. The “Balanced Budget Act” was implemented as a result of these measures. The Balanced Budget Act includes a provision for a “Rainy Day” fund requiring that beginning in fiscal 2006-07, depending on the strength of the economy, from 1% to 3% of annual General Fund revenues must be set aside in a reserve fund, the Budget Stabilization Account (“BSA”). Additionally, the Balanced Budget Act mandates that projected expenditures cannot exceed projected revenues.

Certain California municipal securities that the Fund may own may be secured in whole or in part by mortgages or real property deeds of trust, and the rights of the Fund to obtain payment from such security may be constrained by State laws addressing non-judicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on the ability to receive pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.

Finally, litigation may play a role in the future of California’s economy, as the State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

California Economic History and Outlook

Since the beginning of 2007, California has experienced a number of shocks that have taken a significant toll on the economy—a deepening housing slump, a breakdown in mortgage markets, tight credit conditions, volatile financial markets and soaring energy prices, all of which, except for soaring energy prices, continue to be significant challenges today. Though personal income, one of the most broad and timely measures of state economies, has held up surprisingly well in California despite the housing slump, housing conditions and higher energy prices in California weakened taxable sales—yet another broad measure of state economic performance—in 2006 and 2007, a trend that has likely continued in 2008. Taxable sales increased by only 4% in 2006 and 0.8% in the first three quarters of 2007. New vehicle registrations fell 2.3% in 2006 and 7.3% from a year ago in the first nine months of 2007, likely playing a role in the slowdown of taxable sales. With the continuing decline in housing prices, the jumps in subprime mortgage rates, which have led to record mortgage delinquencies and home foreclosures in the State, and the rise in unemployment, California’s economic outlook is bleak for 2009 and 2010. It is projected that the present and expected future condition of the State’s economy will adversely affect the ability of California issuers to maintain debt service on their obligations.

Upon taking office in November 2003, Governor Arnold Schwarzenegger conducted an independent audit of California’s financial condition. This audit revealed that while state expenditures grew 43% over the previous five years, revenues increased by only 25%, resulting in a three year carry-over deficit of $22 billion. To address this issue, California voters approved the Economic Recovery Bond Measures in the 2004 election.

California’s economy performed strongly in 2005, with increases in personal income, state exports, and professional and business services. Taxable sales growth increased in 2005; however, this increase was not as strong as the percentage increase from the figure in 2003 to the figure in 2004. California’s economy continued to perform strongly into 2006, with an increase in tax revenues tied to corporate tax, capital gains taxes, and the exercise of stock options. Additionally, the State’s unemployment rate fell to 4.8% in January and March of 2006, which was a five-year low.

Although California’s economy improved during this period, budget analysts continued to warn that while state revenues had improved, California’s fiscal condition remained uncertain because of continued reliance on deficit spending. The three major bond rating agencies observed that despite the strength in revenue, a structural imbalance of expenditures over revenues remained in fiscal 2006-07, leaving a deficit of at least $3.5 billion.

Various ballot measures addressing structural budget reforms were rejected in the November 2005 Special Election, including Proposition 76, also known as “The California Live Within Our Means Act.” These measures would have placed a constitutional limit on state spending by limiting year over year budget growth to the average revenue growth over the last three years. It also would have given the Governor the power to enforce spending reductions during budget emergencies if the legislature failed to act.

The 2008-2009 Budget

California’s 2008-2009 fiscal year budget was signed into law on September 23, 2008. The State’s budget situation, already troubling, worsened this year due to slower rates of economic growth, softening State revenues and increased costs. At the time of the 2007-2008 budget’s passage, it was expected that the State’s persistent gap between revenues and expenditures would reemerge for 2008-2009 in an amount of at least $5 billion. By the time Governor Schwarzenegger proposed his 2008-2009 budget in January, that projected shortfall had grown to $14.5 billion due to continued softness in the State’s economy, delays in implementing several measures designed to reduce the gap between expenditures and revenues in the 2007-2008 budget, and rising costs in some programs. The Governor’s January budget proposed $17 billion in 2007-2008 and 2008-2009 actions designed to balance the budget, and projected a reserve of $2.8 billion. Some of the major proposals from January included raising $3.3 billion from issuing additional Economic Recovery Bonds; suspending the $1.5 billion 2008-2009 BSA transfer; suspending the Proposition 98 minimum level of funding guarantee for K-12 education, community colleges, and related child development, mental health, and developmental service programs for 2008-2009; and reducing most programs’ spending by 10% in an across-the-board manner.

Between January and May of 2008, the budget deficit outlook worsened by around $8 billion as a result of further deterioration of the economic and revenue outlook for 2008-2009—a figure reaching $6 billion—and rising state expenditures in a number of state programs totaling $1.7 billion. In addition to the worsening budget deficit, many of the Governor’s January proposals were not accepted by the State legislature. Instead of cutting Proposition 98 spending, as proposed in January, in May the administration proposed $1.1 billion in higher Proposition 98 spending and $196 million in higher university spending. The administration proposed more than $8 billion in new actions designed to balance the budget and revenue raising proposals, including raising $5 billion by selling bonds based on anticipated lottery revenue—a proposal which administration officials referred to as “securitizing” the lottery. With the new proposals, the May Revision provided a projected reserve of $2 billion.

Following the May Revision, the Senate and Assembly took actions on the administration’s revised proposals, and the budget was sent to the Conference Committee to reconcile the differences between the houses. The adopted Conference Committee version of the budget on July 8 had a projected reserve of $1.4 billion and included significant changes from the May Revision. For example, it did not include accrual, lottery or budget reform proposals and it proposed spending totaling more than $3 billion higher than the May Revision, including $2.2 billion more for Proposition 98 K-14 education (providing a 2.12% cost of living adjustment (“COLA”)).

After the budget was sent to the Conference Committee, the Governor and the State legislature continued budget negotiations through July and August. On July 31, the Governor issued an executive order aimed at reducing State spending by paying State workers only minimum wage during the budget impasse and restricting the use of retired annuitant, temporary, and permanent intermittent employees. On August 20, the Governor released an “August Compromise” document which proposed a budget package that started with the Conference Committee version of the budget and made some significant changes. The August Compromise proposed, among other things, a lottery securitization proposal that would not yield a General Fund benefit until 2009-2010, a budget reform package that focused on increasing transfers into the BSA and provided no COLA for Proposition 98 programs. The August Compromise projected a reserve of $1.1 billion.

By the time the 2008-2009 budget was signed into law on September 23rd, which was a record 85 days late, the budget deficit had increased from $14.5 billion to $24.3 billion. The most substantial factor resulting in this increase in the budget deficit was a $6 billion decrease in estimated General Fund revenues. Other factors included increased program costs, higher estimates of growth and costs of living adjustments, and erosion of savings due to delays in the adoption of reduction proposals. Some of the key revenue-related solutions in the budget package included:

•	accelerating the timing of two types of tax payments—estimated payments and limited liability company fee payments—a combination which expected to increase 2008-2009 revenues by $2.7 billion,

•	changing the State’s accounting practices to accrue about $1.9 billion earlier than otherwise would be the case,

•	implementing new penalties on corporations for underpayment of taxes, resulting in an expected $1.5 billion in increased revenues,

•	suspending the use of net operating loss deductions for two years for larger companies while providing more benefits to businesses in future years, and

•	restricting larger companies from using specified business-related tax credits in 2008 and 2009, resulting in an estimated increase of $690 million in 2008-2009.

The 2008-2009 budget as adopted projected a reserve of $1.7 billion. The erosion of the California budget from January until its signing in September primarily reflected problems that confronted both the California and national economies in 2007 and 2008. The national economy experienced volatility in financial markets; a decline in home building, home sales and related retail sales; an increase in energy prices, with the average price for regular-grade gasoline about 8% higher than the previous year; and a 4.7% unemployment rate in September 2007 rising to 6.7% in November 2008. Like the national economy, California experienced economic decline as the State’s unemployment rate increased, rising from 4.8% in March 2007 to 8.2% in October 2008. Additionally, home building and residential real estate markets continued to slow. As a result of these and other factors, there is now a shortfall in the 2008-2009 budget as adopted.

As of mid-December, California’s combined shortfall for the remainder of its current fiscal year and for its next fiscal year budget was estimated at $41.8 billion, reflecting the continuing slump in housing, rise in unemployment and sagging consumer spending as slowdowns continued to grip both the State and national economies. As a result of the steadily increasing budget deficit, several emergency hearings were called in November as part of the Governor’s Special Session on the Budget in an effort to put together an economic stimulus plan designed to encourage new employment, lower the costs of doing business in California, expedite large state-funded infrastructure projects, and increase investment in the State.

The budget deficit for the current fiscal year has widened to $14.8 billion as of mid-December from $11.2 million, which was reported at the beginning of December. Governor Schwarzenegger has proposed closing the deficit through the fiscal year that ends June 30 by implementing a combination of tax increases and spending cuts, including:

•	a one and a half cent increase in the State sales tax,

•	a raise by five cents per drink on an excise tax collected on all beer, wine and liquor,

•	the imposition of an oil severance tax of 9.9% on each barrel of oil extracted from California,

•	reduction in K-12 education funding by $2.5 billion and funding for the University of California and California State University systems by $132 million, and

•	a requirement that State employees take a one-day-a-month unpaid furlough and forego two of 13 paid holidays, Columbus Day and Lincoln’s Birthday.

California’s Democratic and Republican leaders, as of mid-December, have been unable to reach a consensus on how to close the shortfall. However the Senate and Assembly Democrats moved on December 17 to approve a plan to raise $18 billion in new tax revenue, a plan that has been steadfastly rejected by Republicans. Democrats projected that the plan would nearly halve the State’s budget shortfall by, among other things, increasing sales taxes by three-fourths of a cent and gas taxes by 13 cents a gallon, starting in February, and by cutting $7.3 billion from schools, healthcare and other programs. Additionally, the plan would add a surcharge of 2.5% to everyone’s 2009 State income tax bill. Typically, a plan like this would need support of Republican legislators in order to pass as a result of California being one of three states mandating a two-thirds vote for both budget and tax increases. Achieving that threshold requires some Republican votes. However, through a series of legal maneuvers, California’s Democratic leaders are hoping to bypass the legislature’s minority Republicans. The plan aims to avoid California’s steep budget hurdles by lowering some taxes and raising others; new taxes aren’t subject to the two-thirds supermajority if they’re offset by lowered taxes, Democrats say. Additionally, the plan enacts “fees” to replace the reduced taxes. The distinction between taxes and fees is critical because fees can be enacted with a simple majority vote, while taxes cannot. As of December 17, Democratic lawmakers were negotiating with the Governor over items he wanted included in the proposal before he would support it. According to reports, the Governor would not be willing to sign the measure unless it included, among other things, cuts to the State’s workforce, which public employee unions are resisting; measures for mortgage relief; and provisions allowing private contractors to perform more State construction, even taking over some government facilities, such as roads.

In December 2008, the administration warned that the State expected to run out of cash as early as February 2009 if the budget gap were not addressed, and that the State was at risk of losing its ability to issue debt to fund $13 billion in public works, including upgrading highways, improving levees and building more schools, prisons, jails, courthouses and reservoirs.

The 2009-2010 Budget

On February 19, 2009, the California legislature passed the proposed budget for 2009-2010, closing a budget gap of $42 billion and outlining spending for the next 17 months through June 30, 2010. Prior to passing the budget, the State had suspended some payments to contractors and delayed the payment of income tax refunds to conserve cash. The budget included $13 billion in new taxes, cut spending by $15 billion, borrowed or redirected funds from local governments and certain State programs and utilized federal stimulus funds to close the gap. Some tax increases took effect on April 1, 2009, while others were delayed until July 1, and were contingent upon the approval by the voters of ballot measures in a referendum to be held on May 19, 2009. After the ballot measures were rejected in May, the legislature was forced to enact another round of spending cuts, borrowing and redirecting funds from local governments and take other measures, without making additional tax increases, to close a resulting gap of approximately $26.3 billion. A revised budget was passed on July 21, 2009, but not before the State was forced to resort to issuing IOUs to pay creditors and experienced another round of reductions in the State’s bond ratings to the lowest of any state and to levels last seen in California in 2003. While the budget gap was closed by the budget as passed, further action may be required before the end of the fiscal year, because of continuing decreases in tax revenues and legal challenges to some of the measures used to reduce expenditures and redirect revenues from local governments and certain State programs.

Bond Ratings

California’s bond ratings improved from 2004 through 2006, attaining ratings of “A1” from Moody’s and “A+” from Standard and Poor’s in May 2006 and A+ from Fitch Ratings in June 2006. California’s bond ratings fell as a result of the current budget crisis, as Fitch Ratings reduced its rating for California to BBB, Moody’s reduced its ratings to Baa1 and Standard & Poor’s reduced its ratings to A. All three of the ratings agencies had the State on credit watch prior to passing the revised budget in July. The State was removed from credit watch by the ratings agencies in late August 2009; however, the low credit ratings continue.

Puerto Rico

Puerto Rico’s business cycles have generally tracked those of the United States as a whole, although with somewhat greater volatility. Private sector employment growth in Puerto Rico fell sharply in each of the last three recessions, and bottomed out roughly at the end of the downturn on the mainland. From 1983 to 1992, the Commonwealth of Puerto Rico (the “Commonwealth”) generally experienced a wide-ranging economic expansion with growth in almost every sector of its economy and record levels of employment. The increase in real gross national income (“GNI”), formerly gross national product, slowed to 0.8% in fiscal 1992, reflecting the effects of a recession in the United States economy. A growth pattern began thereafter with real GNI increases of 3.1% and 1.6% for fiscal 2000 and 2001, respectively. However, another slowdown in the United States economy contributed to the 0.3% decline in real GNI in 2002. In 2003, the real GNI rebounded to post a positive growth rate of 1.9%. In 2004 and 2005, generally consistent with the course of the United States economy, the real GNI growth rates were 2.8%, and 2.0%, respectively. Overall, the GNI grew only 1.7% between 2000 and 2005. Contributing to Puerto Rico’s meager growth were factors such as high oil prices and problems in the banking sector. In 2005, the price of gasoline in Puerto Rico increased more than 18%, which was two times the increase experienced in 2004. In addition, Puerto Rico banks continued to rely heavily on brokered funds, financing consumption with foreign savings. In real terms, personal consumption grew by 2.8% in 2005 while personal income increased by only 2.0%.

Beginning in 2006 and continuing through 2007, Puerto Rico’s economy showed signs of slowing. While gross domestic income (“GDI”), formerly gross domestic product, at current dollar prices increased by 4.6% from $82.6 billion in 2005 to $86.5 billion in 2006, in constant dollar terms the increase was only 0.7%. In 2007, the estimated GDI was only $77.5 billion, a decline of 1.27%. Private sector employment also showed a decline of 1.1% from the beginning of 2007 to the beginning of 2008 and a decline of 3.5% from its peak at the end of 2005. Some commentators have said that Puerto Rico entered a recession beginning in early 2006 and current economic conditions are likely to result in continued decline into 2009, in line with the results in the United States as a whole. The apparent contraction of the Puerto Rico economy is likely the result of declines in the United States economy as a whole, but the early onset of the decline in Puerto Rico is probably attributable to local factors, including the phase out of Section 936 of the United States Internal Revenue Code, as amended (the “Code”), which was completed on January 1, 2006, and shrinkage in employment in the government sector, as the government cut public sector employment by 5% from 2004 to 2006.

Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors of its economy. Manufacturing is the largest sector in terms of GDI. In fiscal 2005, manufacturing generated $33.13 billion, or 40.4%, of GDI as compared with fiscal 2004, when it generated $34.1 billion, or 43.2%, of GDI. In fiscal 2007, manufacturing generated 41% of GDI or $36.7 billion in value added. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade. The pharmaceutical industry has invested $1.7 billion in the local economy since 1997 and generates 30,000 direct jobs and 96,000 related jobs. As a result of this investment, Puerto Rico exported over $2 billion in scientific and medical devices in 2003. Notwithstanding the shift toward the scientific sectors, manufacturing areas such as apparel and food products remain important elements of the economy.

One of the factors that assisted the development of the manufacturing sector was the tax incentives offered by the federal and Commonwealth governments, most notably Section 936 of the Internal Revenue Code. Under Section 936 of the Code, certain qualifying United States corporations were entitled to United States corporate income tax credits for operations in Puerto Rico. However, in 1996, President Clinton signed into law a bill that phased out these tax credits over a nine-year period. Since the phase out was just completed on January 1, 2006, the overall effect on Puerto Rico’s economy from the elimination of tax credits is still unclear. However, to alleviate the loss of the tax credits, some former Section 936 businesses have restructured their companies which do not pay United States federal corporate income tax unless the income generated in Puerto Rico is repatriated to the United States mainland.

The service sector, which has experienced significant growth, partly in response to the expansion of the manufacturing sector, grew in 2005 to comprise $8.2 billion of GDI compared to $7.9 billion in 2004. In 2007 the private service sector generated 28% of total employment, while service jobs in government accounted for an additional 23%.

The 1990’s brought a construction boom to the Commonwealth, and over the years the construction industry has been one of the leading sectors in the economy, generating on average close to 70,000 jobs annually. However, it is a sector which is strongly affected by economic cycles. The completion of major projects resulted in a shrinking of construction expenditures beginning in 2000. In 2003, the construction industry began to recover and growth continued through 2004. In 2003, significant Commonwealth and federal public works programs were initiated, including the development of the “Ciudad Red” Train Corridor. Although the first phase of the train corridor project has been completed, the project includes some commercial and residential development that has not been completed. In 2005, construction growth fell 0.1% in real terms. Construction in general was slowed both by increased construction costs caused by the significant demand for construction materials and supplies from China and high energy prices. Private construction projects were also slowed by the lengthy permitting process and the uncertainty surrounding a proposed land use plan. Public construction has similarly been negatively impacted by the downgrade in Commonwealth bond ratings and rising energy costs. As a result of the recessionary environment and substantial increases in the cost of building materials, investment in construction has continued to fall and is not expected to grow materially in fiscal 2009. A major component of private sector construction is housing, which has shown signs of weakness in 2008. The total number of new housing units in the first quarter of 2008 fell by 16% when compared to sales in the same quarter of 2007. Since housing is 64% of construction activity, this has had a major impact on the industry.

The tourism sector has remained a key player in Puerto Rico’s economic development, although it has not reached its true potential. San Juan is the largest homeport for cruise ships in the Caribbean and a major United States airline uses San Juan as a hub for its intra-Caribbean operations. This reflects the importance of Puerto Rico as a tourist destination and as a transportation hub in the Caribbean. During fiscal year 2007 cruise ship visits increased by 8%, while expenditures from cruise ship visitors increased by 7%. Visits increased from 1.3 million to 1.4 million, while expenditures increased from $160.9 million to $172.2 million. This increase is an effect of the incentive package that Governor Aníbal Acevedo-Vilá approved in 2006 for the cruise ship industry, in response to which various lines committed to making San Juan their port of call. San Juan continues to be the major home port and port of call for cruise ships, but an effort to develop both Ponce and Mayagüez as ports of call has begun. Progress has been slow due to the absence of the required infrastructure in both of these smaller ports. The local tourism industry has been affected recently by the downturn in the mainland economy and by the increased cost of energy. Locally a more vocal environmental movement has questioned a number of Planning Board decisions in the courts and has been able to stop a number of tourism related developments. The uncertainty generated has had a very negative impact on the industry, particularly when the present administration had set a goal of building 5,000 new rooms in the 2005-2009 period.

Notwithstanding the above, indicators of the industry such as registrations, visitors and their expenditures and room inventory have been increasing at a reasonable pace during the last 7 years. Registrations in the Commonwealth have increased at a rate of 3.0% during the last 7 years. The number of visitors has increased by 11% during the last 7 years, while expenditures have more than doubled during this period. Nonetheless, visitors during the last fiscal year decreased slightly, while expenditures increased.

Gross public debt continued to rise from $33.9 billion in 2004, to $36 billion in fiscal 2005. The increase in public debt was largely attributable to the continuing budget deficit, which was financed by loans in both 2004 and 2005. In light of the deficit, the government chose to raise taxes again in 2005 instead of trimming the budget. Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. On May 1, 2006, as a result of a political deadlock with the opposition party that controlled Puerto Rico’s legislature, Governor Acevedo-Vilá shut down the government for two weeks due to a budget crisis based on a $740 million deficit. The shut-down affected 1,600 state schools and 45 government agencies and led to a furloughing of nearly 100,000 public employees. The crises ended with a $500 million emergency loan that will be repaid from revenues generated by Puerto Rico’s first ever consumer sales tax, which was set at 5.5%, with each municipality having the option to impose an additional sales tax of up to 1.5%.

In light of the budget deficit and the rise in public debt in 2006, Moody’s reduced Puerto Rico’s bond rating that year to the agency’s lowest investment grade above junk status. Standard and Poor’s, on the other hand spared Puerto Rico from a ratings cut. As a result of Puerto Rico approving a $9.5 billion budget and adopting the new sales tax to help close future budget gaps, Standard and Poor’s affirmed the Commonwealth’s credit rating at BBB, its second lowest investment grade, and removed the debt from a watch list. Fitch Ratings does not rate Puerto Rico.

In addition to the ratings for the Commonwealth, both bond services had poor ratings for Doral Financial Corp., Puerto Rico’s largest mortgage lender. In January 2007, Standard and Poor’s cut Doral’s rating to B from B+. Moody’s dropped its rating to B2 from B1, citing Doral’s need to repay $625 million in debt due in July and legal and regulatory issues. Fitch Ratings maintained a Ratings Watch Negative for Doral at least since 2006. As a result of the two ratings cuts, shares of Doral dropped 9.8%, and as of January 2007, had dropped 80% in the past year. In July 2007, Doral sold a 90% stake in the company, resulting in capital allowing the company to service its debt, settle a class action lawsuit and ease any immediate liquidity pressure. As a result of this transaction Fitch Ratings removed all Doral ratings from Ratings Watch Negative to a Positive Ratings Outlook. In 2008, Doral had a Positive Ratings Outlook from Fitch Ratings; a B+, stable rating from Standard and Poor’s; and a B1 rating from Moody’s.

Two years after the budget crisis, Puerto Rican business and fiscal leaders are continuing to work to restore economic order, retool the banking sector and bring investors back to the Commonwealth. To implement those efforts, investor opportunities continue to be offered in Puerto Rico in terms of medical devices, biotechnology, electronics, textiles, real estate and tourism. In late May 2008, the legislative bodies in Puerto Rico approved a new Industrial Incentives Law. The government hopes that the new Incentives Law will attract new investment and stimulate the economy. Some key components of the Incentives Law are:

•	the creation of a Special Development Fund,

•	additional incentives for local purchases,

•	increased incentives for R&D,

•	inclusion of services as eligible activities when exported or complete value chains,

•	creation of an Energy Administration as part of the Economic Development and Commerce Department,

•	various measures related to energy production and lowering of energy costs,

•	recognition of regional economic development initiatives as key in economic development, and

•	stimulus for technology transfer.

Despite these efforts to restore economic order, however, as of April 2008, Puerto Rico maintained bond ratings just above junk status, with a rating of BBB-minus from Standard and Poor’s and a rating of Baa3 from Moody’s.

While the longer term outlook for Puerto Rico is uncertain, the Commonwealth possesses certain fundamental advantages over its Caribbean neighbors that create the potential for sustained growth: an increasingly skilled and educated workforce, a significant association with the mainland United States, and the benefits of United States legal, contractual and financial structures.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor’s 500® Index (the “S&P 500® Index”), Dow Jones Industrial Average, Barclays Capital U.S. Aggregate Bond Index, Russell Midcap® Growth Index, MSCI EAFE Index® (Europe Australia Far East), Consumer Price Index, Barclays Capital California Municipal Bond Index, Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, Merrill Lynch 1-299 year Medium Quality Corporate Bonds Index, MSCI World Index, FTSE EPRA/NAREIT Developed Rental ex-U.S. Index, Citigroup 90-Day Treasury Bill Index and FTSE NAREIT U.S. Real Estate Index.

Advertisements, sales literature and other communications may contain information about the Funds and advisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Yield

The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

YIELD	=	2[(a-b + 1)[6] - 1]
cd

Where:

a =	dividends and interest earned during the period.
b =	net expenses accrued for the period.
c =	the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
d =	the maximum offering price per share of the class on the last day of the period.

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, Class C Shares and Class T Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 4.75% for the fixed income funds (2.25% for the Short Term Bond Fund) and 5.75% for the equity funds and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

PORTFOLIO TURNOVER

The Funds pay brokerage commissions for purchases and sales of portfolio securities. Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses and other costs, which must be borne directly by a Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive certain favorable tax treatment (see “Dividends, Distributions and Taxes”). If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if it had a lower portfolio turnover rate. Historical portfolio turnover rates for all Funds can be found under the heading “Financial Highlights” in each Fund’s prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The AlphaSector Funds and the Alternatives Diversifier Fund generally do not invest directly in securities, but rather invest in ETFs and shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at net asset value of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the Funds will pay customary brokerage commissions for each purchase and sale.

The investment advisers and/or subadvisers (throughout this section the “adviser”) to the underlying affiliated mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, the adviser must comply with the brokerage and allocation procedures adopted by the boards of trustees of the underlying affiliated mutual funds. The following is a discussion of the portfolio transactions and brokerage procedures of the underlying affiliated mutual funds and the Funds, with the exception of the Funds of Funds.

In effecting portfolio transactions for the Trust, the adviser and/or subadviser (throughout this section, the “adviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the adviser are considered to be in addition to and not in lieu of services required to be performed by the adviser under its contract with the Trust and may benefit both the Trust and other clients of the adviser. Conversely, brokerage and research services provided by brokers to other clients of the adviser may benefit the Trust.

If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the FINRA and subject to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Trust.

The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser’s compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees review these procedures periodically as deemed appropriate.

In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the other clients of the subadviser. Investment decisions for a Fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the subadviser, including accounts (such as investment limited partnerships) in which the investment adviser or affiliated or associated persons of the subadviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser’s and/or subadviser’s personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer’s promotion or sales efforts, and (ii) the Trust, its adviser and distributor from entering into any agreement or other understanding under which the Funds’ direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

For the fiscal years ended September 30, 2006, 2007 and 2008, brokerage commissions paid by the Trust on portfolio transactions totaled $145,084, $2,946,715 and $6,710,780 respectively. Brokerage commissions of $1,394,427 paid during the fiscal year ended September 30, 2008, were paid on portfolio transactions aggregating $1,949,625,425 executed by brokers who provided research and other statistical information.

DISCLOSURE OF FUND HOLDINGS

The AlphaSector Funds and the Alternatives Diversifier Fund generally do not invest directly in securities, but rather invest in shares of ETFs and affiliated mutual funds. The following description pertains to the underlying affiliated mutual funds referred to in this section as the (“funds”) in which the AlphaSector Funds and the Alternatives Diversifier Fund invest and it applies to the Funds, with the exception of the AlphaSector Funds and the Alternatives Diversifier Fund.

The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Virtus and the Funds’ service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Board of Trustees has delegated to the Holdings Disclosure Committee (the “HDC”) the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds’ Compliance Officer, and officers of the Funds’ Adviser and principal underwriter representing the areas of portfolio management, fund administration, institutional marketing, retail marketing, and distribution.

The Funds’ Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Virtus’ Web site at www.virtus.com. The Funds may make their holdings publicly available on Virtus’ Web site prior to these filings in certain circumstances. Additionally, each Fund, except the AlphaSector Funds, provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to the Global Real Estate Fund, the International Real Estate Fund and the Real Estate Fund, the top ten holdings and summary composition information are reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure, and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Virtus and its mutual fund shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board of Trustees and/or the Funds’ executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily
Subadviser (Market Neutral Fund)	The Boston Company Asset Management	Daily
Subadviser (Global Infrastructure Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund)	Duff & Phelps Investment Management Co.	Daily
Subadviser (Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund)	Goodwin Capital Advisers, Inc.	Daily
Subadviser (Bond Fund and High Yield Fund)	SCM Advisors LLC	Daily
Subadviser (Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund)	Vontobel Asset Management, Inc.	Daily
Outside Compliance Monitoring Company (Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund)	Financial Tracking Technologies, LLC	Daily
Subadvisor Trading Support (Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Japan Opportunities Fund and Greater European Fund)	Northern Trust Corporation	Daily
Distributor	VP Distributors, Inc.	Daily
Custodian	State Street Bank and Trust Company	Daily

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Sub-Financial Agent	PNC Global Investment Servicing (U.S.) Inc. (“PNC”)	Daily
Consultant (Foreign Opportunities Fund)	Rogercasey	Monthly with four day delay
Distributor (Foreign Opportunities Fund, Real Estate Securities Fund, Multi-Sector Short Term Bond Fund)	Morgan Stanley Smith Barney LLC	Monthly with four day delay
Portfolio Redistribution Firm (Foreign Opportunities Fund)	Thomson Financial LLC	Fiscal quarter with 20 day delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period: within 15 business days of end of reporting period Semiannual Reporting Period: within 31 business days of end of reporting period
Typesetting Firm for Financial Reports and Forms N-Q	Bowne/GCom Solutions	Monthly on first business day following month end
Printer for Financial Reports	R.R. Donnelley & Sons Co.	Annual and Semiannual Reporting Period: within 45 days after end of reporting period
Proxy Voting Service	Risk Metrics Group	Twice weekly on an ongoing basis
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end
Third-Party Class B Share Financer	SG Constellation LLC	Weekly based on prior week end
TV Financial Markets Talk Shows	CNBC	Monthly for holdings over 1% of issuer equity, in aggregate.*

Public Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Reuters	Quarterly, 60 days after fiscal quarter end
Rating Agencies	Lipper Inc. and Morningstar	Quarterly, 60 days after quarter end

*	A Virtus officer may, from time to time, appear as host or guest of various programming. CNBC requires certain holdings disclosure in order to monitor potential conflicts of interest.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

SERVICES OF THE ADVISER AND SUBADVISERS

The Adviser

The investment adviser to each of the Funds is Virtus Investment Advisers, Inc. (formerly named Phoenix Investment Counsel, Inc.) (“VIA” or “Adviser”), which is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA was originally organized in 1932 as John P. Chase, Inc. VIA acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of June 30, 2009, VIA had approximately $11.5 billion in assets under management.

All of the outstanding stock of VIA is owned by VP Distributors, which acts as Distributor and Administrator for the Trust and is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The principal offices of VP Distributors are located at 100 Pearl Street, Hartford, Connecticut 06103.

The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Trust’s registration statements (but the Distributor purchases such copies of the Trust’s prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.

As compensation for its services to the below Funds, the Adviser receives a fee, which is accrued daily against the value of each Fund’s net assets and paid monthly at the following annual rates:

Alternatives Diversifier Fund	0.10%
Bond Fund	0.50%
Market Neutral Fund	1.50%

	First $1 billion	$1+ billion through $2 billion	$2+ billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Global Infrastructure Fund	0.65%	0.60%	0.55%
Global Opportunities Fund	0.85%	0.80%	0.75%
Global Real Estate Fund	0.85%	0.80%	0.75%
High Yield Fund	0.65%	0.60%	0.55%
International Real Estate Fund	1.00%	0.95%	0.90%
Multi-Sector Fixed Income Fund	0.55%	0.50%	0.45%
Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%
Real Estate Fund	0.75%	0.70%	0.65%
Senior Floating Rate Fund	0.60%	0.55%	0.50%

	First $2 billion	$2+ billion through $4 billion	$4+ billion
Foreign Opportunities Fund	0.85%	0.80%	0.75%

		First $1 billion	Over $1 billion
AlphaSector Allocation Fund		0.45%	0.40%
AlphaSector Rotation Fund		0.45%	0.40%
Greater Asia Fund		1.00%	0.95%
Greater European Fund		0.85%	0.80%

The Adviser has agreed to limit certain of the Funds’ total operating expenses (excluding interest, taxes and extraordinary expenses) so that expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A	Class B	Class C	Class I
Alternatives Diversifier Fund*	0.20%	N/A	0.20%	N/A
Bond Fund	0.85%	1.60%	1.60%	0.60%
CA Tax-Exempt Bond Fund	0.85%	N/A	N/A	0.60%
Core Bond Fund	1.00%	1.75%	1.75%	N/A
Foreign Opportunities Fund	1.35%	N/A	2.10%	1.10%
Global Real Estate Fund	1.40%	N/A	2.15%	1.15%
Greater Asia Fund	1.80%	N/A	2.55%	1.55%
Greater European Fund	1.45%	N/A	2.20%	1.20%
International Real Estate Fund	1.50%	N/A	2.25%	1.25%
Market Neutral Fund**	1.77%	2.52%	2.52%	N/A
Senior Floating Rate Fund***	1.20%	N/A	1.95%	0.95%

*	Excludes 12b-1 fees and acquired fund fees and expenses.

**	Excludes dividends on short sales.

***	Excludes leverage expenses.

The contractual expense limitation arrangements for the Global Real Estate Fund, Greater Asia Fund and Greater European Fund are in effect until March 31, 2010. Following the contractual period, if any, the adviser may discontinue these expense limitation arrangements at any time. The adviser may recapture operating expenses waived or reimbursed under these arrangements subsequent to August 23, 2007, for a period of three years following the end of the fiscal period in which such waiver or reimbursement occurred.

With respect to the Market Neutral Fund, the Adviser has voluntarily agreed to waive 0.15% of its management fee. With respect to the AlphaSector Allocation Fund, the Adviser has voluntarily agreed to waive 0.09% of its management fee. The Adviser may discontinue these fee waivers at any time.

For services to the Funds during the fiscal years ended September 30, 2006, 2007 and 2008, the Adviser received fees of $24,165,654, $33,750,400 and $35,187,819 respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund (including its Predecessor Fund) as follows:

Fund Name	2006	2007	2008
AlphaSector Allocation Fund	$60,120	$60,933	$55,404
AlphaSector Rotation Fund	129,938	134,360	115,978
Alternatives Diversifier Fund	1,273	97,382	271,414
Bond Fund	385,866	460,520	602,705
CA Tax-Exempt Bond Fund	211,722	322,807	301,070
Foreign Opportunities Fund	1,377,062	7,260,125	10,981,438
Global Infrastructure Fund	100,802	294,531	449,485
Global Opportunities Fund	943,860	1,015,014	888,029
High Yield Fund	965,982	888,951	744,840
International Real Estate Fund	N/A	N/A	205,357
Market Neutral Fund	2,162,337	1,125,341	1,428,061
Multi-Sector Fixed Income Fund	806,091	824,403	757,351
Multi-Sector Short Term Bond Fund	7,683,275	8,488,708	9,600,080
Real Estate Fund	7,498,378	10,811,024	8,017,283
Senior Floating Rate Fund	N/A	N/A	60,718

The Global Real Estate Fund, the Greater Asia Fund and the Greater European Fund have been in existence only since March 2, 2009; therefore, these funds did not pay advisory fees during the fiscal years covered by the above table.

The Subadvisers

The Boston Company Asset Management, LLC (“TBCAM”)

TBCAM is the subadviser to the Market Neutral Fund and is located at Mellon Financial Center, One Boston Place, Boston, MA 02108. TBCAM is a wholly-owned subsidiary of Bank of New York Mellon Corporation, located at the same address as TBCAM. Founded in 1970, TBCAM provides investment management and subadvisory services to public, corporate, defined benefit and defined contribution plans, as well as various institutional and sub-advised accounts. As of September 30, 2008, TBCAM had approximately $36 billion of assets under management in active equity investment strategies.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to TBCAM the performance of certain of its investment management services under the Investment Advisory Agreement with the Market Neutral Fund. TBCAM will furnish at is own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays TBCAM an annual fee of 0.75% of the average daily net assets of the fund.

Duff & Phelps Investment Management Co. (“Duff & Phelps”)

Duff & Phelps, an affiliate of VIA, is the subadviser to the Global Infrastructure Fund, the Global Real Estate Fund, the International Real Estate Fund and the Real Estate Fund and is located at 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. Duff & Phelps acts as subadviser to six mutual funds and as adviser to three closed-end mutual funds and to institutional clients. As of September 30, 2008, Duff & Phelps had approximately $6.7 billion in assets under management on a discretionary basis.

The Subadvisory Agreement provides that the adviser, VIA, will delegate to Duff & Phelps the performance of certain of its investment management services with respect to the each of the funds. Duff & Phelps will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Duff & Phelps compensation at the following annual rates:

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Global Infrastructure Fund	0.325%	0.30%	0.275%

For its services as subadviser to the Global Real Estate Fund, International Real Estate Fund and Real Estate Fund, VIA pays Duff & Phelps compensation at a rate of 50% of the gross investment management fee.

F-Squared Investments, Inc. (“F-Squared”)

F-Squared serves as the limited services subadviser to the AlphaSector Rotation Fund and AlphaSector Allocation Fund and is located at 16 Laurel Avenue, Wellesley, Massachusetts 02481. F-Squared has been an investment adviser since 2006 and provides investment management and advisory services to institutional and separately managed accounts. As of June 30, 2009, F-Squared had approximately $90 million in assets under management.

The Subadvisory Agreement provides that the adviser, VIA, will delegate to F-Squared the performance of certain of its investment management services with respect to each of the funds. F-Squared will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as limited services subadviser, VIA pays F-Squared a fee which is calculated at the rate of 0.20% on the first $1 billion of the average daily net assets of each fund, and 0.175% on each funds assets over $1 billion.

Goodwin Capital Advisers, Inc. (“Goodwin”)

Goodwin is the subadviser to the Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund, and is located at One American Row, Hartford, Connecticut 06102-5056. Goodwin acts as subadviser for 10 mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2008, Goodwin had approximately $16.7 billion in assets under management.

The Subadvisory Agreement provides that the adviser, VIA, will delegate to Goodwin the performance of certain of its investment management services with respect to each of the Funds. Goodwin will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Goodwin a fee of 50% of the gross investment management fee paid by each Fund.

SCM Advisors, LLC (“SCM Advisors”)

SCM Advisors, LLC, an affiliate of VIA, is the subadviser to the Bond Fund and High Yield Fund and is located at 909 Montgomery Street, San Francisco, California 94133. SCM Advisors acts as subadviser to five mutual funds and as investment adviser to institutions and individuals. As of September 30, 2008, SCM Advisors had approximately $3.5 billion in assets under management.

The Subadvisory Agreement provides that the adviser, VIA, will delegate to SCM Advisors the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the funds. SCM Advisors will furnish at is own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser of the Bond Fund, VIA pays SCM Advisors compensation at the annual rate of 0.25%.

For its services as subadviser of the High Yield Fund, VIA pays SCM Advisors a fee of 50% of the gross investment management fee.

Vontobel Asset Management, Inc. (“Vontobel”)

Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. (“Vontobel”), 1540 Broadway, 38th Floor, New York, New York 10036, is the subadviser for the Foreign Opportunities Fund, the Global Opportunities Fund, the Greater Asia Fund and the Greater European Fund. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of September 30, 2008, Vontobel had in excess of $6.6 billion in assets under management.

The Subadvisory Agreement provides that the adviser, VIA, will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the funds. Vontobel will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Vontobel a subadvisory fee at the rate of 50% of the gross investment management fee paid by the Foreign Opportunities Fund and the Global Opportunities Fund and the rate of 50% of the net investment management fee paid by the Greater Asia ex Japan Opportunities Fund and the Greater European Opportunities Fund.

Total subadvisory fees paid by VIA to the respective subadvisers for managing the Funds (including the Predecessor Funds) for the fiscal years ended September 30, 2006, 2007 and 2008 were:

Fund Name	2006	2007	2008
Bond Fund	$192,296	$230,260	$301,352
Core Bond Fund	N/A	75,587	143,289
Foreign Opportunities Fund	1,304,614	3,642,904	5,492,950
Global Infrastructure Fund	4,954	147,265	225,028
Global Opportunities Fund*	573,013	373,762	358,002
High Yield Fund	439,894	444,477	372,423
International Real Estate Fund	N/A	N/A	102,679
Market Neutral Fund	78,698	562,672	713,323
Money Market Fund	N/A	93,185	191,392
Multi-Sector Fixed Income Fund	N/A	207,971	378,676
Multi-Sector Short Term Bond Fund	N/A	2,259,627	4,800,040
Real Estate Securities Fund	376,716	5,405,510	4,008,642
Senior Floating Rate Fund	N/A	N/A	30,359

*	Paid to previous subadvisers.

The Global Real Estate Fund, the Greater Asia Fund and the Greater European Fund have been in existence only since March 2, 2009 and the AlphaSector Funds have been subadvised by F-Squared only since September 29, 2009; therefore, these funds did not pay subadvisory fees during the fiscal years covered by the above table.

Investment Advisory and Subadvisory Agreements

Under the Investment Advisory Agreement, VIA is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from VIA’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreements, each of the subadvisers is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds’ investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund’s outstanding shares and by a vote of the majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”). The Subadvisory Agreements may be amended at any time by written agreement among the applicable Subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the Subadviser will also be subject to the approval of the Trustees and a majority of the applicable Fund’s outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreements continue in full force and effect as long as each is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by any party upon 60 days written notice and automatically terminates in the event of its assignment. The Subadvisory Agreement may be terminated without penalty by any party upon 30 days written notice and automatically terminates in the event of its assignment. In the event of termination of the Investment Advisory Agreement, or at the request of VIA, the Trust and the Funds will eliminate all reference to “Virtus” from their names. Upon such request, VIA has agreed to submit the question of continuing the Investment Advisory Agreement to a vote of the shareholders of the Trust.

Each Fund’s Investment Advisory and Subadvisory Agreements provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.

The Trust, its Adviser, Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Board of Trustees’ Consideration of Investment Advisory Agreement and Subadvisory Agreement

For the Greater Asia Fund and the Greater European Fund, a discussion regarding the basis for the Board of Trustees approving the Funds’ investment advisory and subadvisory agreements is expected to be available in the Funds’ 2009 annual report, covering the period October 1, 2008 through September 30, 2009. A discussion regarding the basis for the Board of Trustees approving the other Funds’ investment advisory and subadvisory agreements is available in the Funds’ 2009 semiannual report, covering the period October 1, 2008 through March 31, 2009.

Description of Proxy Voting Policy

The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Funds’ Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadvisers, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO MANAGERS

Compensation of Portfolio Managers of Virtus Investment Advisers, Inc., Duff & Phelps and SCM Advisors

Virtus and certain of its affiliated investment management firms, including VIA, Duff & Phelps and SCM Advisors (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a Long-Term Incentive Compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the funds managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

Fund	Benchmark(s) and/or Peer Group
Bond Fund	Barclays Capital U.S. Aggregate Bond Index
CA Tax-Exempt Bond Fund	Lipper California Municipal Debt Universe
Global Infrastructure Fund	MSCI World Infrastructure Capped Index
Global Real Estate Fund	FTSE EPRA NAREIT Developed Rental Index
High Yield Fund	Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index
International Real Estate Fund	FTSE Global Rental x U.S. Index
Real Estate Fund	FTSE NAREIT Equity REITs Index

The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain a component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guaranteed payout.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including 401(k), health and other employee benefit plans.

Compensation of Portfolio Managers of TBCAM (Subadviser to the Market Neutral Fund)

The portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. In general, bonus awards are based initially on TBCAM’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one-, three-, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. A significant portion of the opportunity awarded is based upon the one-, three-, and five-year (three- and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth or retention of the products managed. Awards are generally subject to management discretion and pool funding availability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or BNY Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in TBCAM’s net income (capped at 20% and with a minimum payout of the BNY Mellon 3 year CD rate).

Compensation of Portfolio Managers of Goodwin (Subadviser to the Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund)

Goodwin believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Goodwin receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. (“PNX”) stock options and/or be granted PNX restricted stock at the direction of the parent’s Board of Directors.

Following is a more detailed description of the compensation structure of the funds’ portfolio managers identified in the funds’ prospectus.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Goodwin and is designed to be competitive in light of the individual’s experience and responsibilities. Goodwin management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at Goodwin is made up of three components:

(1)	Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

Fund	Benchmark(s) and/or Peer Groups
Fixed Income Fund	Lipper Multi-Sector Income Funds
Short Term Bond Fund	Lipper Short Investment Grade Debt Funds

(2)	Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of PNX which vest over three years.

(3)	Fifteen percent of the target incentive is based on the manager’s investment area’s competencies and on individual performance. This pool is funded based on PNX’s return on equity.

The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on PNX’s return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guaranteed payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of PNX which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX’s Compensation Committee.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Compensation of Portfolio Managers of Vontobel (Subadviser to the Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund)

The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Payment of a portion of the revenue share is deferred for a three-year period. The portfolio managers do not receive any compensation directly from the Funds or the Adviser.

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of September 30, 2008, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Funds as named in the prospectuses. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Portfolio Manager	Number of and Total Assets of Registered Investment Companies	Number of and Total Assets of Other Pooled Investment Vehicles (PIVs)	Number of and Total Assets of Other Accounts
David L. Albrycht	9/$2.66 billion	None	None
T. Brooks Beittel	2/$3.0 billion	None	None
Matthew Benkendorf	None	6/$524.0 million	2/$18.0 million
Robert Bishop	2/$267.2 million	None	93/$1.4 billion
Geoffrey Dybas(5)	3/$2.9 billion	1/$45.5 million	9/$262.1 million
Robert J. Eastman	8/$3.94 billion	4/$153.4 million(2)	21/$1.06 billion

Portfolio Manager	Number of and Total Assets of Registered Investment Companies	Number of and Total Assets of Other Pooled Investment Vehicles (PIVs)	Number of and Total Assets of Other Accounts
Sean P. Fitzgibbon	8/$3.94 billion	4/$153.4 million(3)	21/$1.06 billion
Frank J. Haggerty, Jr.(5)	3/$2.9 billion	1/$45.5 million	9/$262.1 million
Timothy M. Heaney	2/$268.1 million	None	15/$1.1 billion
Rajiv Jain	4/$578 million	19/$3.5 billion	6/$919.3 million(1)
Deborah Jansen	1/$2.8 billion	None	None
Kyle A. Jennings	None	None	None
Connie M. Luecke	1/$2.8 billion	None	None
Jeffrey D. McGrew	8/$3.94 billion	4/$153.4 million(4)	21/$1.06 billion
Kaushik Saha	2/$267.2 million	None	93/$1.4 billion
Randle L. Smith	1/$2.8 billion	None	None

Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

(1)	Mr. Rajiv Jain is Portfolio Manager for one account which has a performance based fee. The value of the account as of September 30, 2008 was $241 million.

(2)	Mr. Eastman is Portfolio Manager for two accounts which have a performance based fee. The value of the accounts as of September 30, 2008 was $180.6 million.

(3)	Mr. Fitzgibbon is Portfolio Manager for two accounts which have a performance based fee. The value of the accounts as of September 30, 2008 was $180.6 million.

(4)	Mr. McGrew is Portfolio Manager for two accounts which as have a performance based fee. The value of the accounts as of September 30, 2008 was $180.6 million.

(5)	Mr. Dybas and Mr. Haggerty are Portfolio Managers for two registered investment companies which included $2.8 billion from a closed-end fund of which $110.2 million are REIT securities.

Ownership of Fund Securities by Portfolio Managers

The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) described in the prospectus that he or she manages as of September 30, 2008, or as of footnoted date:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
David L. Albrycht	Multi-Sector Fixed Income Fund—$50,001-$100,000 Multi-Sector Short Term Bond Fund—$100,001-$500,000
Senior Floating Rate Fund—None
T. Brooks Beittel	Global Infrastructure Fund—None
Matthew Benkendorf	Foreign Opportunities Fund—$100,001-$500,000
Robert Bishop	Bond Fund—None
Geoffrey Dybas	International Real Estate Fund—None Real Estate Fund—$10,001-$50,000
Robert J. Eastman	Market Neutral Fund—None
Sean P. Fitzgibbon	Market Neutral Fund—None
Frank J. Haggerty, Jr.	International Real Estate Fund—$0-$10,000 Real Estate Fund—None
Timothy M. Heaney	CA Tax-Exempt Bond Fund—None
Rajiv Jain	Foreign Opportunities Fund—Over $1,000,000
Deborah Jansen	Global Infrastructure Fund—None
Kyle A. Jennings	Senior Floating Rate Fund—None
Connie M. Luecke	Global Infrastructure Fund—$100,001-$500,000
Jeffery D. McGrew	Market Neutral Fund—None
Kaushik Saha	Bond Fund—None
Randle L. Smith	Global Infrastructure Fund—$50,001-$100,000

NET ASSET VALUE

The net asset value per share of each class of each Fund and each underlying affiliated mutual fund, as applicable, is determined as of the close of trading of the New York Stock Exchange (the “NYSE”) on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

HOW TO BUY SHARES

For Class A Shares, Class B Shares, Class C Shares and Class T Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares by private clients of the Adviser, subadviser and their affiliates, or through certain programs with which the Distributor has an arrangement, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ net asset values next computed after they are received by an authorized broker or the broker’s authorized designee.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges (“CDSC”) on Class B Shares, Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fee with respect to the Class B Shares, Class C Shares and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares, Class B Shares, Class C Shares or Class T Shares.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder’s fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class B Shares

Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. Class B Shares of the Market Neutral Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. Class B Shares of the Short Term Bond Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” section of this SAI.)

Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Market Neutral Fund convert to Class A Shares seven years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Market Neutral Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.

Class C Shares

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to a sales charge when redeemed. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of the Funds’ aggregate average daily net assets attributable to Class C Shares. Class C Shares of the Multi-Sector Short Term Bond Fund are subject to ongoing distribution and service fees of up to 0.50% of the Funds’ aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

Class T Shares (Short Term Bond Fund Only)

Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” section of this SAI.) Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund’s aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any Virtus Mutual Fund.

Class I Shares

Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, the subadviser and their affiliates.

Class A Shares—Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Virtus Mutual Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Virtus Mutual Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser, Subadviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from the Distributor and/or their corporate affiliates, or from Phoenix Life Insurance Company and its corporate affiliates (“PNX”) as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Virtus Mutual Fund, or Virtus trustee or director; provided that sales to persons listed in (1) through (14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) individual purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the

“Plan”) if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege. Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, (other than any Virtus money market fund), if made at the same time by the same “person,” will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn’t know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares, Class T Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Right of Accumulation. The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares, Class C Shares and Class T Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or (iv) of the “grantor” on a trust account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan (“Plan”) invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class A Shares, Class B Shares, Class C Shares and Class T Shares of these Funds or any of the Virtus Mutual Funds; (g) based on any direct rollover transfer of shares from an established Virtus Fund qualified plan into a Virtus Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

Conversion Feature—Class B Shares

Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. For Short Term Bond Fund, Class B Shares will automatically convert to Class A Shares of the same Fund six years after they are purchased. For Market Neutral Fund, Class B Shares will automatically convert to Class A Shares of the same Fund seven years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service (“IRS”) that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting “preferential dividends” under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, they might continue to make distributions if doing so would assist in complying with their general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

INVESTOR ACCOUNT SERVICES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund (except any of the Virtus money market funds) may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s net asset value per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges into Class A Shares of a money market fund from Class A Shares of a non-money market fund made within one year of a finder’s fee being paid on such non-money market fund shares, a 1% CDSC may be assessed on exchange proceeds. The CDSC may be waived upon return of the finder’s fee by the dealer. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See “Dividends, Distributions and Taxes” section of this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

In certain circumstances, a Fund or the Distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a Fund into another class of the same Fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Fund or Distributor, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected Fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Fund or the Distributor and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund.

Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. This requirement does not apply to Virtus “Self Security” program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from VP Distributors. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, VP Distributors will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via Automated Clearing House (“ACH”). The shareholder’s bank, which must be an ACH member, will in turn forward the monies to VP Distributors for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon VP Distributors’ acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to VP Distributors. VP Distributors will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and VP Distributors reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program (the “Program”) allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the

Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares, Class C Shares or Class T Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

HOW TO REDEEM SHARES

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ net asset values next computed after they are received by an authorized broker or the broker’s authorized designee.

Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectus for more information.)

By Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to VP Distributors that the Fund redeem the shares. (See the Funds’ current Prospectus for more information.)

Telephone Redemptions

Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectus for more information.)

By Check (Fixed Income Funds only)

Any shareholder of these Funds may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $500 or more.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

Redemption in Kind

To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds’ current prospectus for more information.)

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently at a maximum rate of 35%) on any undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gain income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

The Code sets forth numerous requirements that must be satisfied in order for each Fund to qualify as a RIC. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes.

Each Fund must satisfy the following tests each year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; (b) meet specified diversification requirements at the end of each quarter of each taxable year, and (c) distribute annually to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, United States government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than United States government securities or the securities of other RICs). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

Taxation of Shareholders

Pursuant to the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income (“QDI”) and long-term capital gains are taxed at a lower tax rate (generally 15%) for individual shareholders. The reduced rate for QDI applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI. Under current law, the tax rate on these amounts is scheduled to increase for tax years beginning after December 31, 2010.

Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to its shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are designated as capital gain distributions by written notice mailed to shareholders within 60 days after the close of the year will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1 of such following year). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisor about their tax situation.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Treasury Regulations promulgated thereunder (the “Regulations”) that may differ from Generally Accepted Accounting Principles (“GAAP”).

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as a RIC.

Taxation of Derivatives and Foreign Currency Transactions

Certain futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

The United States Internal Revenue Service (“IRS”) has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to United States federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on same day) its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through”, each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources.

California Taxation of Distributions—Virtus CA Tax Exempt Bond Fund

Distributions or parts thereof derived from interest received on State and local issues and United States government obligations held by Virtus California Tax Exempt Bond Fund will be exempt from California personal income taxes in ratable proportion of the California investments and United States government obligations of the Virtus California Tax Exempt Bond Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in State and local issues and United States government issues at the end of each fiscal quarter. The Virtus CA Tax Exempt Bond Fund intends to comply with this standard since at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of shares in a Fund or upon an exchange of shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules in Section 1091 of the Code to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Tax Information

Written notices will be sent by United States Mail to shareholders regarding the intended United States federal income tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding (“backup withholding”)

Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number or certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for filing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number (“TIN”) furnished is correct and that he or she is not subject to backup withholding. The shareholder may also, from time to time, be requested to provide certification of the validity of their TIN.

Foreign Shareholders

Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the United States federal and California income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2008, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals have been introduced before the United States Congress for the purpose of restricting or eliminating the United States federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax-exempt bonds for investment by a Fund and the value of a Fund’s portfolio would be affected. The Trustees would then re-evaluate such Fund’s investment objective and policies. As of December 2008, no such proposal was before the United States Congress.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations now in effect as currently interpreted by the courts and the IRS and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situation, including the potential application of United States federal, state, local and foreign tax laws.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States taxpayers. Each shareholder who is not a United States taxpayer should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

TAX SHELTERED RETIREMENT PLANS

Shares of the Funds are offered in connection with the following retirement plans: Individual Retirement Account (IRA), Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call VP Distributors at (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the “Plan”) participants at NAV without an initial sales charge if:

(i)    the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (“MLAM”) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund’s principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”);

(ii)    the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)    the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

THE DISTRIBUTOR

Pursuant to a Distribution Agreement with the Funds, VP Distributors, an indirect, wholly-owned subsidiary of Virtus, and an affiliate of the Adviser and certain of the Subadvisers, serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a “best efforts” arrangement requiring it to take and pay for only such securities as may be sold to the public. The address of the Distributor is 100 Pearl Street, Hartford, Connecticut 06103. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.

For its services under the Distribution Agreement, VP Distributors receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plan described below. During the fiscal years ended September 30, 2006, 2007 and 2008, purchasers of shares of the Funds paid aggregate sales charges of $70,128, $3,064,642 and $3,708,636 respectively, of which the Distributor received net commissions of $55,383, $717,412 and $859,691 respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2008, the Distributor received net commissions of $456,350 for Class A Shares and $48,497 for Class T Shares and deferred sales charges of $62,428 for Class A Shares, $198,512 for Class B Shares and $92,904 for Class C Shares.

The Distribution Agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the Underwriting Agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

Dealers Concessions

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Short Term Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.25%	2.30%	2.00%

$50,000 but under $100,000	1.25	1.27	1.00

$100,000 but under $500,000	1.00	1.01	1.00

$500,000 but under $1,000,000	0.75	0.76	0.75

$1,000,000 or more	None	None	None

Other Fixed Income Funds

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.25%

$50,000 but under $100,000	4.50	4.71	4.00

$100,000 but under $250,000	3.50	3.63	3.00

$250,000 but under $500,000	2.75	2.83	2.25

$500,000 but under $1,000,000	2.00	2.04	1.75

$1,000,000 or more	None	None	None

Equity Funds, AlphaSector Funds and Alternatives Diversifier Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%

$50,000 but under $100,000	4.75	4.99	4.25

$100,000 but under $250,000	3.75	3.90	3.25

$250,000 but under $500,000	2.75	2.83	2.25

$500,000 but under $1,000,000	2.00	2.04	1.75

$1,000,000 or more	None	None	None

With respect to Class B Shares and Class C Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. With respect to Class B Shares and Class T Shares of the Short Term Bond Fund, the Distributor intends to pay investment dealers a sales commission of 2% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class T Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants’ purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services, provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee has been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Trust’s Distribution Plan, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

Administrative Services

VP Distributors also acts as administrative agent (“Administrator”) of the Trust. For its services as Administrator, VP Distributors receives an administration fee based upon the average net assets across all non-money market funds within the Virtus Mutual Funds at the following incremental annual rates.

First 5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For the money market funds, the fee is 0.035% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds. For purposes of applying the fee breakpoints, the Virtus Mutual Fund average net assets may be aggregated with average net assets of a non-affiliated fund complex for which VP Distributors acts as administrator.

Until June 30, 2006, VP Distributors served as Financial Agent to the Trust. VP Distributors received a fee equal to the sum of (1) the documented cost to VP Distributors to provide oversight of PNC (subagent to VP Distributors), plus (2) the documented costs of fund accounting, tax services and related services provided by PNC.

For services to the Trust during the fiscal years ended September 30, 2006, 2007 and 2008, VP Distributors received $140,427, $3,432,236 and $4,601,265, respectively.

DISTRIBUTION PLANS

The Trust has adopted a distribution plan for each class of shares (except Class I Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for the Class T Shares; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares (0.55% for the Multi-Sector Short Term Bond Fund), at a rate of 0.75% per annum for Class C Shares (0.25% for the Multi-Sector Short Term Bond Fund), and at a rate of 0.75% per annum for Class T Shares.

Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual net asset value of that class.

In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds’ shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

On a quarterly basis, the Funds’ Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.

For the fiscal year ended September 30, 2008, the Funds paid Rule 12b-1 Fees in the amount of $16,904,261, of which the Distributor received $2,934,775, and unaffiliated broker-dealers received $13,969,486. The Rule 12b-1 payments were used for (1) compensation to dealers, $16,633,124; (2) compensation to sales personnel, $5,052,483; (3) advertising, $1,213,343; (4) service costs, $466,546; (5) printing and mailing of prospectuses to other than current shareholders, $160,234; and (6) other, $210,190.

No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has any direct or indirect financial interest in the operation of the Plans.

The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.

The FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. The FINRA’s maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

MANAGEMENT OF THE TRUST

The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust (“Trustees”) are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

Trustees and Officers

The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. The officers who administer the Funds’ daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 100 Pearl Street, Hartford, Connecticut 06103. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Leroy Keith, Jr. YOB: 1939	Served since 1993.	46	Managing Director, Almanac Capital Management (commodities business) (2007-Present). Partner, Stonington Partners, Inc. (private equity firm) (2001-2007). Director/Trustee, Evergreen Funds (88 portfolios).

Philip R. McLoughlin Chairman YOB: 1946	Served since 1993.	48

Partner, Cross Pond Partners, LLC (2006-Present). Director, World Trust Fund. Chairman and Trustee, The Phoenix Edge Series Fund. Director, DTF Tax-Free Income Fund, Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. and DNP Select Income Fund Inc. Managing Director, SeaCap Asset Management Fund I, L.P.

Geraldine M. McNamara YOB: 1951	Served since 2001.	48	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982-2006).

James M. Oates YOB: 1946	Served since 1993.	46	Managing Director, Wydown Group (consulting firm) (1994-present). Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets, Inc.) (financial services) (1997-2006). Director, Stifel Financial, Chairman and Trustee John Hancock Trust (93 portfolios) and John Hancock Funds II (74 portfolios). Non-Executive Chairman, Hudson Castle Group, Inc.

Richard E. Segerson YOB: 1946	Served since 1998.	46	Managing Director, Northway Management Company (1998-present).

Ferdinand L.J. Verdonck YOB: 1942	Served since 2004.	46	Retired. Director, Galapagos N.V. (biotechnology). Mr. Verdonck is also a director of several non-U.S. companies.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth and Position(s) with Trust	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964	Served since 2006.	48	Director, President and Chief Executive Officer (since 2008), Director and President (2006-2008), Chief Operating Officer (2004-2006), Vice President, Finance, (2001-2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer and directorship positions with Virtus affiliates (2005-present). Senior Executive Vice President and President, Asset Management (2007-2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (2005-2008). President (2006-present), Executive Vice President (2004-2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present).

*	Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Nancy G. Curtiss YOB: 1952	Senior Vice President since 2006.

Executive Vice President, Head of Operations (since 2009), Senior Vice President, Operations (2008-2009), Vice President, Head of Asset Management Operations (2007-2008), Vice President (2003-2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Ms. Curtiss is Treasurer of various other investment companies within the Virtus Mutual Funds Complex (1994-present). Assistant Treasurer (2001-2009), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation).

Francis G. Waltman YOB: 1962	Senior Vice President since 2008.

Executive Vice President, Head of Product Management (since 2009), Senior Vice President, Asset Management Product Development (2008-2009), Senior Vice President, Asset Management Product Development (2005-2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director (2008-present), Director and President (2006-2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (since 2008).

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Marc Baltuch c/o Zweig DiMenna Associates, LLC 900 Third Avenue New York, NY 10022 YOB: 1945	Vice President and Chief Compliance Officer since 2004.	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present). Vice President, The Zweig Total Return Fund, Inc. (2004-present). Vice President, The Zweig Fund, Inc. (2004-present). President and Director of Watermark Securities, Inc. (1991-present). Assistant Secretary, Gotham Advisors Inc. (1990-2005).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2005.

Senior Vice President, Fund Administration (since 2009), Vice President, Fund Administration (2007-2009), Second Vice President, Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (2006-present), Assistant Treasurer (2004-2006), The Phoenix Edge Series Fund. Chief Financial Officer and Treasurer (2005-present), Assistant Treasurer (2004-2006), certain funds within the Virtus Mutual Funds Family.

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.

Senior Vice President (since 2009), Counsel and Secretary (2008-present) and Vice President (2008-2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President and Counsel, Phoenix Life Insurance Company (2005-2008). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005-May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).

Committees of the Board

The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management. They are:

The Audit Committee. The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Dr. Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson, and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.

The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as act to on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, Dr. Leroy Keith, Jr., and James M. Oates. Each of the members is an Independent Trustee. The Committee met eight times during the Trust’s last fiscal year.

The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Dr. Leroy Keith, Jr., Chairperson, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson, and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended September 30, 2008, the Trustees received the following compensation:

Name of Trustee	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex (54 Funds) Paid to Trustees

Independent Trustees
E. Virgil Conway*	$30,340.05	$92,958.79
Harry Dalzell-Payne*	$28,748.56	$90,887.36
Francis E. Jeffries*	$22,915.61	$122,325.59
Leroy Keith, Jr.	$58,008.00	$208,000.00
Geraldine M. McNamara**	$55,312.56	$248,750.00
James M. Oates	$60,560.88	$216,178.57
Richard E. Segerson	$49,542.72	$160,500.00
Ferdinand L.J. Verdonck	$49,020.37	$148,750.00

Interested Trustees
George R. Aylward	$0	$0
Marilyn E. LaMarche***	$7,452.95	$25,000.00
Philip R. McLoughlin	$90,262.72	$398,000.00

*	Mr. Conway, Mr. Dalzell-Payne and Mr. Jeffries retired from the Board of Trustees in May 2008.

**	As of September 30, 2008, Ms. McNamara previously deferred compensation (and the earnings thereon) in the amount of $315,791.

***	Ms. LaMarche retired from the Board on December 31, 2007.

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in the Funds in the Trust	Aggregate Dollar Range of Trustee Ownership of all Funds Overseen by Trustee in Family of Investment Companies

Independent Trustees
Leroy Keith, Jr.	Multi-Sector Short Term Bond Fund – $1-$10,000	$1-$10,000
Philip R. McLoughlin	Foreign Opportunities Fund – $50,001-$100,000 Market Neutral Fund – $1-$10,000	Over $100,000
Geraldine M. McNamara	Foreign Opportunities Fund – $10,001-$50,000 Global Infrastructure Fund – $10,001-$50,000	$50,000-100,000
James M. Oates	None	Over $100,000
Richard E. Segerson	None	Over $100,000
Ferdinand L.J. Verdonck	None	None

Interested Trustee
George R. Aylward*

Alternatives Diversifier Fund – $1-$10,000

Bond Fund – $1-$10,000

Foreign Opportunities Fund – $1-$10,000

Global Infrastructure – $1-$10,000

Global Opportunities Fund – $1-$10,000

High Yield – $1-$10,000

Multi-Sector Fixed Income Fund – $1-$10,000

Multi-Sector Short Term Bond Fund –$10,001-$50,000

Real Estate Fund – $1-$10,000

$50,001-$100,000

*	As of June 5, 2009.

At December 31, 2008, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.

Principal Shareholders

The following table sets forth information as of September 8, 2009 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust’s outstanding equity securities.

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
Brown Brothers Harriman(1) As Custodian 525 Washington Blvd Jersey City, NJ 07310-1606	Greater European Fund—Class A Greater European Fund—Class C Greater European Fund—Class I Greater Asia Fund—Class A Greater Asia Fund—Class C Greater Asia Fund—Class I	99.83 65.96 99.90 96.88 99.90 99.90	% % % % % %	480,000.000 10,000.000 10,000.000 480,000.000 10,000.000 10,000.000

Charles Schwab & Co Inc. (1) Reinvest Account FBO Customers Attn Mutual Funds Dept. 101 Montgomery St San Francisco, CA 94104-4151	Foreign Opportunities Fund—Class A Real Estate Fund—Class I	22.35 7.10	% %	5,960,206.106 684,388.993

Charles Schwab & Co Inc. (1) Special Custody Acct FBO Customers Attn Mutual Funds Dept. 101 Montgomery St San Francisco, CA 94104-4151	Bond Fund—Class C Global Infrastructure Fund—Class A High Yield Fund—Class B Real Estate Fund—Class A	28.36 8.07 8.79 21.29	% % % %	215,317.718 640,994.240 22,361.224 5,965,501.718

Citigroup Global Markets Inc.(1) House Account Attn Peter Booth 7th Floor 333 W 34th St New York, NY 10001-2402

Alternatives Diversifier Fund—Class A

Alternatives Diversifier Fund—Class C

Bond Fund—Class C

CA Tax-Exempt Bond Fund—Class A

Foreign Opportunities Fund—Class A

Foreign Opportunities Fund—Class C

Global Opportunities Fund—Class C

Market Neutral Fund—Class B

Market Neutral Fund—Class C

Multi-Sector Fixed Income Fund—Class C

Multi-Sector Short Term Bond Fund—Class B

Multi-Sector Short Term Bond Fund—Class T

Real Estate Fund—Class B

Real Estate Fund—Class C

		11.36 14.35 7.62 5.32 8.14 13.31 5.78 6.09 6.55 8.14 7.29 15.14 8.78 14.99	% % % % % % % % % % % % % %	2,041,407.266 1,572,775.521 57,829.657 147,123.292 2,170,549.592 498,797.132 7,506.520 8,766.883 27,707.035 329,001.512 206,013.548 6,995,561.111 79,813.628 309,701.852

D A Davidson & Co. as Cust for Albert P Young TTEE Great Falls, MT 59403-5015	International Real Estate Fund—Class C	16.52%		12,702.801

Edward D Jones & Co. (1) Attn Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Hts, MO 63043-3009	Foreign Opportunities Fund—Class I Real Estate Fund—Class I	46.31 62.11	% %	12,561,612.139 5,985,525.644

First Clearing, LLC Harvey Getzoff IRA Tabernacle, NJ 08088-9359	Senior Floating Rate Fund—Class C	5.16%		12,383.901

First Clearing, LLC Geraldine S. Reiland TTEE Napa, CA 94558-4323	Global Infrastructure Fund—Class I	10.54%		3,139.403

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
First Clearing, LLC Victoria Blank TTEE Fairfield, CT 06825-1703	Global Opportunities Fund—Class C	6.09%		7,909.509

Delores J. Herrick Green Bay, WI 54304-2930	Senior Floating Rate Fund—Class C	9.00%		21,611.745

LPL Financial Services(1) 9785 Towne Centre Dr. San Diego, CA 92121-1968	Alternatives Diversifier Fund—Class A Foreign Opportunities Fund—Class I Senior Floating Rate Fund—Class I	8.55 8.37 12.16	% % %	1,536,707.019 2,269,700.310 4,827.355

MAC & Co. (1) Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Bond Fund—Class I Foreign Opportunities Fund—Class I	50.84 11.55	% %	6,449,521.331 3,133,424.847

MAC & Co. (1) Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Bond Fund—Class I Foreign Opportunities Fund—Class I	14.06 5.71	% %	1,783,448.773 1,548,269.288

MLPF&S For the Sole Benefit of its Customers(1) Attn Fund Administration 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484

Alternatives Diversifier Fund—Class A

Alternatives Diversifier Fund—Class C

AlphaSector Allocation Fund—Class A

AlphaSector Allocation Fund—Class C

AlphaSector Rotation Fund—Class A

AlphaSector Rotation Fund—Class C

Bond Fund—Class B

Bond Fund—Class C

Foreign Opportunities Fund—Class C

Global Infrastructure Fund—Class C

Global Opportunities Fund—Class C

High Yield Fund—Class B

High Yield Fund—Class C

Market Neutral Fund—Class A

Market Neutral Fund—Class B

Market Neutral Fund—Class C

Multi-Sector Fixed Income Fund—Class A

Multi-Sector Fixed Income Fund—Class B

Multi-Sector Fixed Income Fund—Class C

Multi-Sector Short Term Bond Fund—Class A

Multi-Sector Short Term Bond Fund—Class B

Multi-Sector Short Term Bond Fund—Class C

Multi-Sector Short Term Bond Fund—Class T

Real Estate Fund—Class A

Real Estate Fund—Class B

Real Estate Fund—Class C

Senior Floating Rate Fund—Class C

16.41 35.13 9.78 43.74 11.81 49.58 38.53 15.56 20.95 33.85 20.74 6.47 26.37 16.88 27.91 16.04 20.30 11.42 33.62 11.27 8.73 5.30 37.62 6.67 13.42 11.36 23.67	% % % % % % % % % % % % % % % % % % % % % % % % % % %	2,950,389.363

3,850,864.101

194,922.261

775,432.117

484,281.363

2,186,588.760

158,244.928

118,131.542

784,967.729

206,721.933

26,932.499

16,477.657

107,649.434

1,278,487.296

40,174.103

67.875.165

2,402,147.055

157,773.421

1,359,554.882

34,662,205.974

246,969.255

2,553,575.066

17,379,122.262

1,869,896.601

122,005.530

234,747.374

56,806.612

Rainer Mohaupt Director General Platinum Intl Col de Valle CP 03100 Mexico DF	Senior Floating Rate Fund—Class I	26.37%		10,472.661

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
MS & Co. C/F Bill Donahue IRA Naperville, IL 60565-1358	Senior Floating Rate Fund—Class C	11.12%		26,682.407

MS & Co. FBO Ira Levy Plymouth Mtng, PA 19462-1437	International Real Estate Fund—Class C	38.67%		29,738.872

MS & Co. FBO George and Trudy Mazin South Orange, NJ 07079-1327	International Real Estate Fund—Class C	6.15%		4,725.443

NBC Securities Inc. FBO Birmingham, AL 35203-4024	High Yield Fund—Class B	6.55%		16,680.484

NFS LLC FEBO Bridget Madden Chicago, IL 60655-3721	High Yield Fund—Class C	5.09%		20,769.380

NFS LLC FEBO Donna K Sefton Ttee San Diego, CA 92103-6624	CA Tax-Exempt Bond Fund—Class I	34.34%		729,998.585

NFS LLC FEBO Harley K Sefton Ttee San Diego, CA 92103-6624	CA Tax-Exempt Bond Fund—Class I	31.31%		665,712.601

NFS LLC FEBO Dale Stewart Kenosha, WI 53144-1240	High Yield Fund—Class B	7.15%		18,199.643

NFS LLC FEBO(1) The Trust Company of Oxford Indianapolis, IN 46240-0856	Real Estate Fund—Class I	6.03%		581,018.929

NFS LLC FEBO(1) FIIOC as Agent for Qualified Employee Benefit Plans 100 Magellan Way KW1C Covington, KY 41015-1987	Global Infrastructure Fund—Class I Multi-Sector Short Term Bond Fund—Class I Real Estate Fund—Class I	84.56 65.47 8.50	% % %	25,198.680 111,116.268 819,227.149

Palmer Chiropractic University Foundation d/b/a Palmer College of Chiropractic Endowment Fund 1000 Brady St Davenport, IA 52803-5287	Bond Fund—Class I	5.30%		672,736.668

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	International Real Estate Fund—Class I Senior Floating Rate Fund—Class I	8.16 5.73	% %	949.844 2,275.313

Phoenix Life Insurance Company C/O Tina Di Buono Investment Accounting H-3E-2 One American Row Hartford, CT 06115-2521	Senior Floating Rate Fund—Class A Senior Floating Rate Fund—Class C Senior Floating Rate Fund—Class I	30.27 9.08 55.74	% % %	1,609,094.382 21,790.090 22,134.294

Monique C Raevens Pittsburgh, PA 15220-3236	High Yield Fund—Class B	6.64%		16,902.859

Raymond James & Assoc Inc. CSDN FBO Dr Vernon E Merchant IRA Anderson, SC 29621-2402	Greater European Fund—Class C	33.85%		5,131.349

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
State Street Bank & Trust Co. Cust for Lillian C Dingee IRA Mesa, AZ 85202-2039	High Yield Fund—Class B	7.87%		20,034.987

State Street Bank & Trust Co. Cust for Delores J. Herrick IRA Green Bay, WI 54304-2930	Senior Floating Rate Fund—Class C	5.49%		13,169.616

State Street Bank & Trust Co. Cust for Earl Johnson IRA Saltsburg, PA 15681-1492	High Yield Fund—Class B	5.73%		14,582.357

Virtus Alternatives Diversifier Fund Attn Amy Robinson c/o Virtus Investment Partners 100 Pearl St Hartford, CT 06103-4506	Global Infrastructure Fund—Class A International Real Estate Fund—Class A Market Neutral Fund—Class A Real Estate Fund—Class A Senior Floating Rate Fund—Class A	51.82 83.47 62.85 5.68 51.35	% % % % %	4,115,532.608 5,140,495.188 4,761,076.513 1,591,599.734 2,729,448.175

Virtus AlphaSector Rotation Fund Attn Amy Robinson c/o Virtus Investment Partners 100 Pearl St Hartford, CT 06103-4506	Bond Fund—Class A International Real Estate Fund—Class A Market Neutral Fund—Class A	7.88 9.14 6.49	% % %	583,793.024 563,171.839 491,686.901

Virtus AlphaSector Allocation Fund Attn Amy Robinson c/o Virtus Investment Partners 100 Pearl St Hartford, CT 06103-4506	Bond Fund—Class A	7.05%		521,780.329

VP Distributors, Inc. Attn Corp Accounting 100 Pearl St Hartford, CT 06103-4506

Global Real Estate Fund—Class A

Global Real Estate Fund—Class C

Global Real Estate Fund—Class I

International Real Estate Fund—Class C

International Real Estate Fund—Class I

Multi-Sector Short Term Bond Fund—Class I

		94.25 95.66 97.66 13.64 91.84 14.12	% % % % % %	80,000.000 10,000.000 10,000.000 10,485.838 10,697.357 23,973.209

(1)	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts thereof.

ADDITIONAL INFORMATION

Capital Stock and Organization

As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.

Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits the Trust’s annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as the Funds’ custodian. The Trust has authorized the Custodian to appoint one or more subcustodians for the assets of the Funds held outside the United States. The securities and other assets of the Funds are held by the Custodian or any subcustodian separate from the securities and assets of each other Fund.

VP Distributors, 100 Pearl Street, Hartford, CT 06103, acts as Transfer Agent for the Trust (the “Transfer Agent”). Pursuant to a Transfer Agent and Service Agreement, VP Distributors receives a fee, which is a combination of a base fee allocated among each Virtus Mutual Fund class and a per account fee of between $7.60 and $9.50, depending on whether the account information is held directly by VP Distributors or through an intermediary, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Funds, in addition to the fee paid to VP Distributors, will be reviewed and approved by the Board of Trustees.

Reports to Shareholders

The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, Pricewaterhouse Coopers LLP will be sent to shareholders each year and is available without charge upon request.

Financial Statements

The Funds’ financial statements for the Trust’s fiscal year ended September 30, 2008, included in the Trust’s 2008 Annual Report to Shareholders and for the period October 1, 2008 through March 31, 2009, included in the Trust’s 2009 Semiannual Report to Shareholders, are incorporated herein by reference.

APPENDIX

Description of Certain Bond Ratings

Moody’s Investors Service, Inc.

Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa—An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa—An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a—An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa—An issue that is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

Moody’s also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

Standard & Poor’s Corporation

AAA—Bonds rated AAA have the higher rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A—Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank’s obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers’ Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

VIRTUS OPPORTUNITIES TRUST

PART C—OTHER INFORMATION

Item 23.	Exhibits

a.1.	Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, filed via EDGAR with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002 and incorporated herein by reference.

a.2.	Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

b.1.	By-Laws dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

b.2.	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

c.	Reference is made to Registrant’s Agreement and Declaration of Trust. See Exhibit a.

d.1.	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Virtus Bond Fund, and Virtus Investment Advisers, Inc. (“VIA”) effective November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

d.2.	Subadvisory Agreement between VIA and SCM Advisors LLC (“SCM”) dated July 1, 1998, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

d.3.	Investment Subadvisory Agreement Amendment between VIA and SCM effective July 1, 1998 for the purpose of amending the Subadvisory Agreement of the same date in order to correct a typographical error in such Subadvisory Agreement, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

d.4.	Amendment to Subadvisory Agreement between VIA and SCM dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

d.5.	Third Amendment to Subadvisory Agreement between VIA and SCM dated September 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

d.6.	Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated June 8, 2006, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006 and incorporated herein by reference.

d.7.	Second Amendment to Amended and Restated Investment Advisory Agreement, dated June 27, 2007, on behalf of CA-Tax Exempt Bond Fund, Global Infrastructure Fund, High Yield Fund, Market Neutral Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

d.8.	Subadvisory Agreement between VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”), dated June 27, 2007 on behalf of Global Infrastructure Fund and Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

d.9.	Subadvisory Agreement between VIA and Goodwin Capital Advisers, Inc. (“Goodwin”), dated June 27, 2007 on behalf of Multi-Sector Fixed Income Fund and Multi-Sector Short Term Bond Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

d.10.	Fourth Amendment to Subadvisory Agreement between VIA and SCM, on behalf of High Yield Fund, dated June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

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d.11.	Third Amendment to Amended and Restated Investment Advisory Agreement dated September 24, 2007, on behalf of Virtus Alternatives Diversifier Fund, Virtus Foreign Opportunities Fund, Virtus Global Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus AlphaSector Rotation Fund and Virtus AlphaSector Allocation Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.12.	First Amendment to Subadvisory Agreement between VIA and Duff & Phelps dated September 24, 2007, on behalf of Virtus International Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.13.	Subadvisory Agreement between VIA and Vontobel Asset Management, Inc. (“Vontobel”) dated September 24, 2007, on behalf of Virtus Foreign Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.14.	Subadvisory Agreement between VIA and The Boston Company Asset Management, LLC (“TBCAM”) dated January 10, 2008, on behalf of Virtus Market Neutral Fund, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

d.15.	Second Amendment to Subadvisory Agreement between VIA and Goodwin dated January 31, 2008 on behalf of Virtus Senior Floating Rate Fund, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

d.16.	Fourth Amendment to Amended and Restated Investment Advisory Agreement, between the Registrant and VIA on behalf of Virtus Senior Floating Rate Fund effective as of January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

d.17.	Fifth Amendment to Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of October 1, 2008, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

d.18.	Third Amendment to Subadvisory Agreement between VIA and Goodwin dated December 19, 2008, filed via EDGAR with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009 and incorporated by reference.

d.19.	First Amendment to Subadvisory Agreement between VIA and Vontobel dated January 1, 2009, filed via EDGAR with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009 and incorporated by reference.

d.20.	Second Amendment to Subadvisory Agreement between VIA and Vontobel dated January 28, 2009, filed via EDGAR with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009 and incorporated by reference.

d.21. *	Sixth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 2, 2009, filed via EDGAR herewith.

d.22. *	Seventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of May 29, 2009, filed via EDGAR herewith.

d.23. *	Third Amendment to Subadvisory Agreement between VIA and Vontobel dated April 21, 2009, filed via EDGAR herewith.

d.24. *	Second Amendment to Subadvisory Agreement between VIA and Duff & Phelps dated March 2, 2009, filed via EDGAR herewith.

d.25. *	Subadvisory Agreement between VIA and F-Squared Investments, Inc. dated September 29, 2009, filed via EDGAR herewith.

d.26.*	Eighth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 29, 2009, filed via Edgar herewith.

e.1.	Underwriting Agreement between VP Distributors, Inc. (“VP Distributors”) (until February 4, 2009 named Phoenix Equity Planning Corporation) and Registrant dated July 1, 1998 and filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference. A Form of Underwriting Agreement between VP Distributors and Registrant was previously filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.

e.2. *	Form of Sales Agreement between VP Distributors and dealers (October 2009), filed via EDGAR herewith.

f.	None.

g.1.	Master Custodian Contract between Registrant and State Street Bank and Trust Company (“State Street”) dated May 1, 1997, filed via EDGAR with Post-Effective Amendment No. 8 (File No. 033-65137) on January 24, 2000 and incorporated herein by reference.

g.2.	Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

g.3.	Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

g.4.	Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

h.1.	Amended and Restated Transfer Agency and Service Agreement between the Virtus Mutual Funds and VP Distributors dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

h.2.	Administration Agreement between Registrant and VP Distributors dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

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h.3.	Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

h.4.	Fee Waiver Agreement between Registrant and VIA effective as of June 27, 2007, on behalf of Virtus Market Neutral Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

h.5.	Second Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

h.6. *

Sixth Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Core Bond Fund, Virtus Global Real Estate Securities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of March 2, 2009, filed via EDGAR herewith.

h.7.	First Amendment to Administration Agreement between Registrant and VP Distributors effective November 15, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

h.8.	Third Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective October 1, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

h.9.	Fourth Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

h.10.	Fifth Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective March 10, 2008, filed via EDGAR with Registration Statement on Form N-14 (File No. 333-152677) on July 31, 2008 and incorporated herein by reference.

h.11.	Sub-Transfer Agency and Service Agreement between VP Distributors and Boston Financial Data Services, Inc. (“BFDS”), dated as of January 1, 2005, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

h.12.	Amendment to Sub-Transfer Agency and Service Agreement between VP Distributors and BFDS, dated as of July 1, 2005, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

h.13.	Amendment to Sub-Transfer Agency and Service Agreement between VP Distributors and BFDS, dated as of July 1, 2008, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

h.14. *	Sixth Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective March 2, 2009, filed via EDGAR herewith.

h.15. *	Seventh Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective April 21, 2009, filed via EDGAR herewith.

h.16. *	Eighth Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective June 22, 2009, filed via EDGAR herewith.

h.17. *	Seventh Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Core Bond Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of April 21, 2009, filed via EDGAR herewith.

h.18. *	Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds and VP Distributors effective as of July 1, 2008, filed via EDGAR herewith.

i.1.	Opinion and consent of Morris, Nichols, Arsht & Tunnell, filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

i.2. *	Opinion of Counsel as to legality of shares dated September 29, 2009, filed via EDGAR herewith.

j.*	Consent of Independent Registered Public Accounting Firm, filed via EDGAR herewith.

k.	None.

l.	Share Purchase Agreement (the “Share Purchase Agreement”) between Registrant and GMG/Seneca Capital Management, L.P., filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

m.1.	Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

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m.2.	Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

m.3.	Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

m.4.	Amendment to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.5.	Amendment to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.6.	Amendment to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.7.	Class T Shares Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.8.	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.9.	Amendment No. 2 to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.10.	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.11.	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.12.	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.13.	Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.14.	Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.15. *	Amendment No. 5 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 2, 2009, filed via EDGAR herewith.

m.16. *	Amendment No. 6 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective April 21, 2009, filed via EDGAR herewith.

m.17. *	Amendment No. 5 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 2, 2009, filed via EDGAR herewith.

m.18. *	Amendment No. 6 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective April 21, 2009, filed via EDGAR herewith.

n. *	Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of August 19, 2009, filed via EDGAR herewith.

o.	Reserved.

p.1. *	Amended and Restated Codes of Ethics of the Virtus Mutual Funds and the Distributor (VP Distributors) dated November 2008, filed via EDGAR herewith.

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p.2.	Amended and Restated Code of Ethics of the Adviser (VIA) dated November 2008, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

p.3.	Amended and Restated Code of Ethics of the Subadviser (SCM Advisors) dated June 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

p.4. *	Amended and Restated Code of Ethics of Subadviser (Duff & Phelps), dated August 2009, filed via EDGAR herewith.

p.5.	Code of Conduct of Subadviser (TBCAM), dated July 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

p.6. *	Amended and Restated Code of Ethics of Subadviser (Goodwin), dated January 1, 2009, filed via EDGAR herewith.

p.7.	Code of Ethics of Subadviser (Vontobel) dated April 23, 2008, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

p.8. *	Code of Ethics of Subadviser F-Squared Investments, Inc. (“F-Squared”), dated May 2009, filed via EDGAR herewith.

q.	Power of Attorney for all Trustees, dated February 28, 2008, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

*	Filed herewith

Item 24.	Persons Controlled by or Under Common Control with the Fund

None.

Item 25.	Indemnification

The Amended and Restated Agreement and Declaration of Trust dated March 1, 2001 and the Bylaws dated November 16, 2005 of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract and Transfer Agency and Service Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of the Investment Adviser

See “Management of the Fund” in the Prospectus and “Services of the Adviser and Subadviser” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and Subadviser’s current Form ADV (VIA: SEC File No. 801-5995; TBCAM, SEC File No. 801-6829; Duff & Phelps: SEC File No. 801-14813; F-Squared: SEC File No. 801-69937; Goodwin: SEC File No. 801-8177; SCM Advisors: SEC File No. 801-51559; and Vontobel: SEC File No. 801-21953 ) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Item 27.	Principal Underwriter

VP Distributors serves as the principal underwriter for the following registrants:

Virtus Equity Trust, Virtus Insight Trust, Virtus Institutional Trust and Virtus Opportunities Trust.

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(b)	Directors and executive officers of VP Distributors are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant

George R. Aylward 100 Pearl Street Hartford, CT 06103	Director and Executive Vice President	Trustee and President

Kevin J. Carr 100 Pearl Street Hartford, CT 06103	Vice President, Counsel and Secretary	Vice President, Counsel, Chief Legal Officer and Secretary

Nancy J. Engberg 100 Pearl Street Hartford, CT 06103	Vice President and Assistant Secretary	Anti-Money Laundering Officer and Assistant Secretary

David Hanley 100 Pearl Street Hartford, CT 06103	Vice President and Treasurer	None

David C. Martin 100 Pearl Street Hartford, CT 06103	Vice President and Chief Compliance Officer	None

J. Steven Neamtz 100 Pearl Street Hartford, CT 06103	Director and President	None

Francis G. Waltman 100 Pearl Street Hartford, CT 06103	Director	Senior Vice President

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 28.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Trust:

Kevin J. Carr, Esq.

100 Pearl Street

Hartford, CT 06103

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Investment Adviser:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103

Subadviser for Bond Fund and High Yield Fund:

SCM Advisors, LLC

909 Montgomery Street, Fifth Floor

San Francisco, CA 94133

Subadviser for Market Neutral Fund

The Boston Company Asset Management, LLC

One Boston Place

Boston, MA 02108

Subadviser for Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and, Senior Floating Rate Fund:

Goodwin Capital Advisers, Inc.

One American Row

Hartford, CT 06102-5056

Subadviser for Global Infrastructure Fund, Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund:

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Subadviser to Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund:

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

Subadviser to AlphaSector Allocation Fund and AlphaSector Rotation Fund:

F-Squared Investments, Inc.

16 Laurel Ave.

Suite 150

Wellesley, MA 02481

Principal Underwriter, Administrator and Transfer Agent:

VP Distributors, Inc.

100 Pearl Street

Hartford, CT 06103

Custodian and Dividend Dispersing Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Fund Accountant and Subadministrator:

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Item 29.	Management Services

None.

Item 30.	Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 1st day of October, 2009.

VIRTUS OPPORTUNITIES TRUST

By:	/s/ George R. Aylward
George R. Aylward
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 1st day of October, 2009.

Signature	Title

/s/ George R. Aylward George R. Aylward	Trustee and President (principal executive officer)

/s/ W. Patrick Bradley W. Patrick Bradley	Chief Financial Officer and Treasurer (principal financial and accounting officer)

/s/ Leroy Keith, Jr. Leroy Keith, Jr.*	Trustee

/s/ Philip R. McLoughlin Philip R. McLoughlin*	Trustee and Chairman

/s/ Geraldine M. McNamara Geraldine M. McNamara*	Trustee

/s/ James M. Oates James M. Oates*	Trustee

/s/ Richard E. Segerson Richard E. Segerson*	Trustee

/s/ Ferdinand L.J. Verdonck Ferdinand L.J. Verdonck*	Trustee

*By	/s/ George R. Aylward
*George R. Aylward, Attorney-in-Fact,
pursuant to a power of attorney

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Exhibits

d.21.	Sixth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 2, 2009.

d.22.	Seventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of May 29, 2009.

d.23.	Third Amendment to Subadvisory Agreement between VIA and Vontobel dated April 21, 2009.

d.24.	Second Amendment to Subadvisory Agreement between VIA and Duff & Phelps dated March 2, 2009.

d.25.	Subadvisory Agreement between VIA and F-Squared Investments, Inc. dated September 29, 2009.

d.26.	Eighth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 29, 2009.

e.2.	Form of Sales Agreement between VP Distributors and dealers (October 2009).

h.6.	Sixth Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Core Bond Fund, Virtus Global Real Estate Securities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of March 2, 2009.

h.14.	Sixth Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective March 2, 2009.

h.15.	Seventh Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective April 21, 2009.

h.16.	Eighth Amendment to Schedule A of Administration Agreement between Registrant and VP Distributors effective June 22, 2009.

h.17.	Seventh Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Core Bond Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of April 21, 2009.

h.18.	Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds and VP Distributors effective as of July 1, 2008.

i.2.	Opinion of Counsel as to legality of shares dated September 29, 2009.

j.	Consent of Independent Registered Public Accounting Firm.

m.15.	Amendment No. 5 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 2, 2009.

m.16.	Amendment No. 6 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective April 21, 2009.

m.17.	Amendment No. 5 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 2, 2009.

m.18.	Amendment No. 6 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective April 21, 2009.

n.	Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of August 19, 2009.

p.1.	Amended and Restated Code of Ethics of the Virtus Mutual Funds and the Distributor (VP Distributors) dated November 2008.

p.4.	Amended and Restated Code of Ethics of Subadviser (Duff & Phelps), dated August 2009.

p.6.	Amended and Restated Code of Ethics of Subadviser (Goodwin), dated January 1, 2009.

p.8.	Code of Ethics of Subadviser F-Squared Investments, Inc. (“F-Squared”), dated May 2009.

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